Exhibit 10.6

INDUS HOLDINGS, INC.

- and -

ODYSSEY TRUST COMPANY

WARRANT INDENTURE

Providing for the Issue of
up to 12,190,000 Subordinate Voting Share Purchase Warrants

December 21, 2020

TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION		2
1.1	Definitions	2
1.2	Words Importing the Singular	7
1.3	Interpretation not Affected by Headings	7
1.4	Day not a Business Day	7
1.5	Time of the Essence	7
1.6	Governing Law	7
1.7	Meaning of "outstanding" for Certain Purposes	8
1.8	Currency	8
1.9	Termination	8
ARTICLE 2 ISSUE OF WARRANTS		8
2.1	Issue of Warrants	8
2.2	Form and Terms of Warrants	8
2.3	Signing of Warrant Certificates	9
2.4	Authentication by the Warrant Agent	9
2.5	Warrantholder not a Shareholder, etc.	10
2.6	Issue in Substitution for Lost Warrant Certificates	10
2.7	Warrants to Rank Pari Passu	11
2.8	Registration and Transfer of Warrants	11
2.9	Registers Open for Inspection	12
2.10	Exchange of Warrants	12
2.11	Ownership of Warrants	13
2.12	Uncertificated Warrants	13
2.13	Adjustment of Exchange Basis	15
2.14	Rules Regarding Calculation of Adjustment of Exchange Basis	19
2.15	Postponement of Subscription	20
2.16	Notice of Adjustment	21
2.17	No Action after Notice	21
2.18	Purchase of Warrants for Cancellation	21
2.19	Protection of Warrant Agent	22
2.20	U.S. Legend on Warrant Certificates and Warrant Share certificates	22

ARTICLE 3 EXERCISE OF WARRANTS		24
3.1	Method of Exercise of Warrants	24
3.2	No Fractional Shares	26
3.3	Effect of Exercise of Warrants	26
3.4	Cancellation of Warrants	27
3.5	Subscription for less than Entitlement	27
3.6	Expiration of Warrant	27
3.7	Prohibition on Exercise by U.S. Persons; Exception	27
ARTICLE 4 COVENANTS FOR WARRANTHOLDERS' BENEFIT		28
4.1	General Covenants of the Company	28
4.2	Warrant Agent's Remuneration and Expenses	30
4.3	Performance of Covenants by Warrant Agent	30
4.4	Enforceability of Warrants	30
ARTICLE 5 ENFORCEMENT		30
5.1	Suits by Warrantholders	30
5.2	Limitation of Liability	31
5.3	Waiver of Default	31
ARTICLE 6 MEETINGS OF WARRANTHOLDERS		31
6.1	Right to Convene Meetings	31
6.2	Notice	32
6.3	Chairman	32
6.4	Quorum	32
6.5	Power to Adjourn	33
6.6	Show of Hands	33
6.7	Poll and Voting	33
6.8	Regulations	33
6.9	Company, Warrant Agent and Counsel may be Represented	33
6.10	Powers Exercisable by Extraordinary Resolution	34
6.11	Meaning of "Extraordinary Resolution"	35
6.12	Powers Cumulative	35
6.13	Minutes	35
6.14	Instruments in Writing	36
6.15	Binding Effect of Resolutions	36
6.16	Holdings by the Company or Subsidiaries of the Company Disregarded	36
6.17	Subordinate Voting Shares or Warrants Owned by the Company or its Subsidiaries – Certificate to be Provided	36
ARTICLE 7 SUPPLEMENTAL INDENTURES AND SUCCESSOR COMPANIES		37
7.1	Provision for Supplemental Indentures for Certain Purposes	37
7.2	Successor Companies	38

ARTICLE 8 CONCERNING THE WARRANT AGENT		38
8.1	Indenture Legislation	38
8.2	Rights and Duties of Warrant Agent	38
8.3	Evidence, Experts and Advisers	39
8.4	Securities, Documents and Monies Held by Warrant Agent	41
8.5	Actions by Warrant Agent to Protect Interests	41
8.6	Warrant Agent not Required to Give Security	41
8.7	Protection of Warrant Agent	41
8.8	Replacement of Warrant Agent	43
8.9	Conflict of Interest	44
8.10	Acceptance of Duties and Obligations	44
8.11	Warrant Agent not to be Appointed Receiver	44
8.12	Authorization to Carry on Business	45
ARTICLE 9 GENERAL		45
9.1	Notice to the Company and the Warrant Agent	45
9.2	Notice to the Warrantholders	46
9.3	Privacy	46
9.4	Third Party Interests	47
9.5	Securities and Exchange Commission Certification	47
9.6	Discretion of Directors	48
9.7	Satisfaction and Discharge of Indenture	48
9.8	Provisions of Indenture and Warrants for the Sole Benefit of Parties and Warrantholders	48
9.9	Indenture to Prevail	48
9.10	Assignment	48
9.11	Severability	49
9.12	Force Majeure	49
9.13	Counterparts and Formal Date	49

Schedule "A" Form of Warrant Certificate

Schedule "B" Form of Declaration for Removal of Legend

THIS WARRANT INDENTURE dated as of December 21, 2020

B E T W E E N:

INDUS HOLDINGS, INC.,
a company existing under the laws of the Province of British Columbia

(the "Company")

A N D

ODYSSEY TRUST COMPANY,
a trust company incorporated under the laws of Alberta and authorized to carry on business in the provinces of Alberta and British Columbia

(the "Warrant Agent")

RECITALS

WHEREAS:

A.
In connection with the public offering by the Company of 23,000,000 Units (as defined below) pursuant to the Prospectus (as defined below), the Company proposes to issue and sell to the public 11,500,000 Warrants (as defined below), of which 10,000,000 Warrants will be issuable as a part of the base Offering and up to 1,500,000 Warrants will be issuable upon the due exercise in full of the Over-Allotment Option (as defined below) (the "Offering");

B.
In partial consideration of the Underwriters' (as defined below) services rendered in connection with the Offering, the Company has agreed to issue Compensation Options (as defined below) exercisable to purchase up to 1,380,000 Units (including 180,000 Compensation Options issuable upon the due exercise in full of the Over-Allotment Option);

C.
Up to an aggregate number of 690,000 Warrants may be issued upon the exercise of the Compensation Options.

D.
Each Warrant entitles the holder thereof to purchase, subject to adjustment in certain events, one Warrant Share (as defined below) at a price of $2.20 at any time prior to the Time of Expiry (as defined below);

E.
For such purpose the Company deems it necessary to create and issue Warrants and Warrant Certificates (as defined below) to be constituted and issued in the manner hereinafter set forth;

F.
The Company is duly authorized to create and issue the Warrants to be issued as herein provided;

G.
All things necessary have been done and performed to make the Warrants, when Authenticated (as defined below) or certified by the Warrant Agent and issued as provided in this Indenture, legal, valid and binding upon the Company with the benefits of and subject to the terms of this Indenture;

H.
The foregoing recitals are made as statements of fact by the Company and not by the Warrant Agent; and

I.
The Warrant Agent has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Warrants issued pursuant to this Indenture from time to time;

NOW THEREFORE THIS INDENTURE WITNESSES that for good and valuable consideration mutually given and received, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed and declared as follows:

ARTICLE 1
INTERPRETATION

1.1
Definitions

In this Indenture, unless there is something in the subject matter or context inconsistent therewith:

"Accredited Investor" has the meaning ascribed to that term in Section 3.7(2)(c);

"Applicable Legislation" means the provisions of the statutes of Canada and its provinces and the regulations under those statutes relating to warrant indentures and/or the rights, duties or obligations of issuers and warrant agents under warrant indentures as are from time to time in force and applicable to this Indenture;

"Authenticated" means (a) with respect to the issuance of a Warrant Certificate, one which has been duly signed by the Company and authenticated by manual signature of an authorized officer of the Warrant Agent, and (b) with respect to the issuance of an Uncertificated Warrant, one in respect of which the Warrant Agent has completed all Internal Procedures such that the particulars of such Uncertificated Warrant as required by Section 2.4 are entered in the register of Warrantholders, "Authenticate", "Authenticating" and "Authentication" have the appropriate correlative meanings;

"Beneficial Owner" means a person that has a beneficial interest in a Warrant;

"Book-Entry Only System" means the book-based securities system administered by CDS in accordance with its operating rules and procedures in force from time to time;

"Business Day" means a day that is not a Saturday, Sunday, or a day on which banks are closed or which is a civic or statutory holiday in the City of Toronto, Ontario or Calgary, Alberta;

"Capital Reorganization" has the meaning ascribed to that term in Section 2.13(4);

"CDS" means CDS Clearing and Depository Services Inc. and its successors in interest;

"CDSX" means the CDS settlement and clearing system for equity and debt securities in Canada;

"Closing Date" means December 21, 2020 or such other date as agreed to by the Company and the Underwriters;

"Company" means Indus Holdings, Inc., a corporation existing under the laws of the Province of British Columbia, and its lawful successors from time to time;

"Company's Auditors" means the chartered (professional) accountant or firm of chartered (professional) accountants duly appointed as auditor or auditors of the Company from time to time;

"Compensation Options" means the compensation options issued to or as directed by the Underwriters on the date hereof or after the date hereof in connection with the Offering of Units as described in the Prospectus, each compensation option exercisable to acquire one Unit, at an exercise price equal to $1.50 per Unit for a period of 12 months from the Closing Date.

"Confirmation" has the meaning ascribed that term in Section 3.1(4);

"Counsel" means a barrister and solicitor or lawyer or a firm of barristers and solicitors or lawyers, in both cases acceptable to the Warrant Agent;

"Court" has the meaning ascribed that term in Section 8.8;

"CSE" means the Canadian Securities Exchange;

"Current Market Price" means, at any date, the volume weighted average price per share at which the Subordinate Voting Shares have traded:

(a)
on the CSE;

(b)
if the Subordinate Voting Shares are not listed on the CSE, on any stock exchange upon which the Subordinate Voting Shares are listed, as may be selected for this purpose by the board of directors of the Company, acting reasonably; or

(c)
if the Subordinate Voting Shares are not listed on any stock exchange, on any over-the-counter market on which the Subordinate Voting Shares are trading, as may be selected for this purpose by the board of directors of the Company, acting reasonably;

during the 20 consecutive trading days ending the third trading day before such date; provided that the volume weighted average price shall be determined by dividing the aggregate sale price of all Subordinate Voting Shares sold on the exchange or market, as the case may be, during the 20 consecutive trading days by the number of Subordinate Voting Shares so sold on said exchange or market or, if not traded on any recognized exchange or market, as determined by such firm of independent chartered accountants as may be selected by the board of directors of the Company, acting reasonably;

"director" means a member of the board of directors of the Company for the time being, and unless otherwise specified herein, reference to "action by the board of directors" means action by the board of directors of the Company as a board or, whenever duly empowered, action by a committee of the board;

"Dividend Paid in the Ordinary Course" means dividends paid in any financial year of the Company, whether in (i) cash, (ii) shares of the Company, (iii) warrants or similar rights to purchase any shares of the Company or property or other assets of the Company provided that the value of such dividends per outstanding Subordinate Voting Share does not in such financial year exceed in aggregate 5% of the Exercise Price;

"Exchange Act" has the meaning ascribed that term in Section 9.5;

"Exchange Basis" means, at any time, the number of Warrant Shares or other classes of shares or securities or property which a Warrantholder is entitled to receive upon the exercise of the rights attached to the Warrants pursuant to the terms of this Indenture, as the number may be adjusted pursuant to Article 2 hereof, such number being equal to one Warrant Share per Warrant as of the date hereof;

"Exercise Date" with respect to any Warrant means the date on which such Warrant is duly surrendered for exercise in accordance with the provisions of Article 3 hereof;

"Exercise Notice" has the meaning ascribed that term in Section 3.1(4)

"Exercise Price" means $2.20 for each Warrant Share, subject to adjustment in accordance with the provisions of Article 2 hereof;

"extraordinary resolution" has the meaning ascribed to that term in Sections 6.12 and 6.15;

"Internal Procedures" means in respect of the making of any one or more entries to, changes in or deletions of any one or more entries in the register at any time (including without limitation, original issuance or registration of transfer of ownership) the minimum number of the Warrant Agent's internal procedures customary at such time for the entry, change or deletion made to be complete under the operating procedures followed at the time by the Warrant Agent;

"Indemnified Parties" has the meaning ascribed that term in Section 8.7(5);

"Offering" has the meaning ascribed thereto in Recital A of this Indenture;

"Over-Allotment Option" means the option granted by the Company to the Underwriters, which may be exercised in the Underwriters' sole discretion and without obligation, to purchase up to an additional 3,000,000 Units, including up to 3,000,000 Unit Shares and up to 1,500,000 Warrants, for the purpose of covering over-allotments made in connection with the Offering and for market stabilization purposes, and which is exercisable for any combination of additional Units, additional Unit Shares and/or additional Warrants, on or before the 30th day following the Closing Date;

"Participant" means a person recognized by CDS as a participant in the Book-Entry Only System;

"person" means an individual, a corporation, a limited liability company, a partnership, a syndicate, a trustee or any unincorporated organization and words importing persons are intended to have a similarly extended meaning;

"Prospectus" means, collectively, the prospectus supplement of the Company dated December 16, 2020 and the base shelf prospectus of the Company dated December 11, 2020;

"Qualified Institutional Buyer" has the meaning ascribed to that term in Section 3.7(2)(b);

"QIB Letter" has the meaning ascribed to that term in Section 3.7(2)(b);

"Regulation S" means Regulation S as promulgated under the U.S. Securities Act;

"Rights Offering" has the meaning ascribed to that term in Section 2.13(2);

"Rights Offering Price" has the meaning ascribed to that term in Section 2.14(8);

"SEC" has the meaning ascribed that term in Section 9.5;

"Securities Laws" means, collectively, the applicable securities laws and regulations of each of the provinces of Canada, except Quebec, the United States and each of the states of the United States, together with all respective forms prescribed thereunder, published rules, policy statements, notices, orders and rulings of the securities commissions or similar regulatory authorities thereto, as applicable, including the rules and policies of the CSE;

"shareholder" means an owner of record of one or more Subordinate Voting Shares or shares of any other class or series of the Company;

"Special Distribution" has the meaning ascribed to that term in Section 2.13(3);

"Subordinate Voting Share Reorganization" has the meaning ascribed to that term in Section 2.13(1);

"Subordinate Voting Shares" means the Subordinate Voting Shares in the capital of the Company;

"Subsidiary" means a corporation, a majority of the outstanding voting shares of which are owned, directly or indirectly, by the Company or by one or more subsidiaries of the Company and, as used in this definition, "voting shares" means shares of a class or classes ordinarily entitled to vote for the election of the majority of the directors of a corporation irrespective of whether or not shares of any other class or classes shall have or might have the right to vote for directors by reason of the happening of any contingency;

"successor company" has the meaning ascribed to that term in Section 7.2;

"this Indenture", "herein", "hereby" and similar expressions mean or refer to this Subordinate Voting Share purchase warrant indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions "Article", "Section", or "paragraph" followed by a number or letter mean and refer to the specified Article, Section, or paragraph of this Indenture;

"Time of Expiry" means 5:00 p.m. (Toronto time) on December 21, 2023;

"trading day" means a day on which the CSE (or such other exchange on which the Subordinate Voting Shares are listed) is open for trading, and if the Subordinate Voting Shares are not listed on a stock exchange, a day on which an over-the-counter market where such shares are traded is open for business;

"transaction instruction" means a written order signed by the holder or CDS, entitled to request that one or more actions be taken, or such other form as may be reasonably acceptable to the Warrant Agent, requesting one or more such actions to be taken in respect of an Uncertificated Warrant;

"Transfer Agent" means the transfer agent or agents for the time being for the Subordinate Voting Shares;

"U.S. Person" means a U.S. person as that term is defined under Regulation S;

"U.S. Purchaser" is (a) any U.S. Person that purchased Warrants, (b) any person that purchased Warrants on behalf of any U.S. Person or any person in the United States, (c) any purchaser of Warrants that received an offer of the Warrants while in the United States, or (d) any purchaser that was in the United States at the time the purchaser's buy order was made or the QIB Letter for Warrants was executed or delivered;

"U.S. Securities Act" means the United States Securities Act of 1933, as amended;

"Uncertificated Warrant" means any Warrant which is issued under the Book-Entry Only System or any Warrant which is not a certificated Warrant;

"Underwriters" means, collectively, Canaccord Genuity Corp., Beacon Securities Limited and PI Financial Corp.;

"Unit Share" means a Subordinate Voting Share comprising part of each Unit;

"United States" means the United States as that term is defined in Regulation S;

"Units" means the units of the Company, each Unit being comprised of one Unit Share and one-half of one Warrant;

"Warrant Agent" means Odyssey Trust Company, a trust company incorporated under the laws of Alberta and authorized to carry on business in the provinces of Alberta and British Columbia or any lawful successor thereto including through the operation of Section 8.8;

"Warrant Certificates" means the certificates representing Warrants substantially in the form attached as Schedule "A" hereto or such other form as may be approved by the Company and the Warrant Agent;

"Warrant Shares" means the Subordinate Voting Shares or, as a result of any adjustment to the subscription rights pursuant to Article 2 hereof, other securities or property issuable upon the exercise of the Warrants;

"Warrantholders" or "holders" means the persons whose names are entered for the time being in the register maintained pursuant to Section 2.8;

"Warrantholders' Request" means an instrument, signed in one or more counterparts by Warrantholders representing, in the aggregate, at least 20% of the aggregate number of Warrants then outstanding, which requests the Warrant Agent to take some action or proceeding specified therein;

"Warrants" means the Subordinate Voting Share purchase warrants of the Company issued and Authenticated hereunder as Uncertificated Warrants or to be issued and countersigned in the form of Warrant Certificates, in either case, entitling the holders thereof to purchase Warrant Shares on the basis of one Warrant Share for each Warrant upon payment of the Exercise Price prior to the Time of Expiry; provided that in each case the number and/or class of securities or property receivable on the exercise of the Warrants may be subject to increase or decrease or change in accordance with the terms and provisions hereof; and

"written direction of the Company", "written request of the Company", "written consent of the Company", "Officer's Certificate" and "certificate of the Company" and any other document required to be signed by the Company, means, respectively, a written direction, request, consent, certificate or other document signed in the name of the Company by any officer or director and may consist of one or more instruments so executed.

1.2
Words Importing the Singular

Unless elsewhere otherwise expressly provided, or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3
Interpretation not Affected by Headings

The division of this Indenture into Articles, Sections, and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4
Day not a Business Day

If any day on or before which any action is required or permitted to be taken hereunder is not a Business Day, then such action shall be required or permitted to be taken on or before the requisite time on the next succeeding day that is a Business Day.

1.5
Time of the Essence

Time shall be of the essence in all respects of this Indenture and the Warrants issued hereunder.

1.6
Governing Law

This Indenture and the Warrants issued hereunder shall be construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as Ontario contracts.

1.7
Meaning of "outstanding" for Certain Purposes

Every Warrant Authenticated or certified by the Warrant Agent hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Warrant Agent for cancellation, exercised pursuant to Section 3.1 or until the Time of Expiry; provided that where a new Warrant Certificate has been issued pursuant to Section 2.6 to replace one which is lost, mutilated, stolen or destroyed, the Warrants represented by only one of such Warrant Certificates shall be counted for the purpose of determining the aggregate number of Warrants outstanding.

1.8
Currency

Unless otherwise stated, all dollar amounts referred to in this Indenture are in Canadian dollars.

1.9
Termination

This Indenture shall continue in full force and effect until the earlier of: (a) the Time of Expiry; and (b) provided that no Warrants remain issuable hereunder, the date that no Warrants are outstanding hereunder; provided that this Indenture shall continue in effect thereafter, if applicable, until the Company and the Warrant Agent have fulfilled all of their respective obligations under this Indenture.

ARTICLE 2
ISSUE OF WARRANTS

2.1
Issue of Warrants

Subject to adjustment in accordance with the provisions hereof, the Company hereby creates and authorizes the issuance of up to 12,190,000 Warrants, comprised of 11,500,000 Warrants partially comprising the Units and up to 690,000 Warrants issuable upon exercise of the Compensation Options, entitling the registered holders thereof to acquire an aggregate of up to 12,190,000 Warrant Shares, which are hereby authorized to be issued hereunder at the Exercise Price upon the terms and conditions herein set forth. Uncertificated Warrants shall be Authenticated by the Warrant Agent and deposited in CDS and Warrant Certificates evidencing the Warrants shall be executed by the Company, certified by or on behalf of the Warrant Agent and delivered by the Warrant Agent in accordance with a written direction of the Company, all in accordance with Sections 2.3 and 2.4. Subject to adjustment in accordance with the provisions of this Indenture, each of the Warrants issued hereunder shall entitle the holder thereof to receive from the Company, at the Exercise Price, the number of Warrant Shares equal to the Exchange Basis in effect on the Exercise Date.

2.2
Form and Terms of Warrants

(1) The Warrants may be issued in either certificated or uncertificated form. The Warrant Certificates shall be substantially in the form attached as Schedule "A" hereto, subject to the provisions of this Indenture, with such additions, variations and changes as may be required or permitted by the terms of this Indenture, and to give effect to any Warrants not being issued as Uncertificated Warrants, and which may from time to time be agreed upon by the Warrant Agent and the Company, and shall have such legends, distinguishing letters and numbers as the Company may, with the approval of the Warrant Agent, prescribe. Except as hereinafter provided in this Article 2, all Warrants shall, save as to denominations, be of like tenor and effect. The Warrant Certificates may be engraved, printed, lithographed, photocopied or be partially in one form or another, as the Company may determine. No change in the form of the Warrant Certificate shall be required by reason of any adjustment made pursuant to this Article 2 in the number and/or class of securities or type of securities or property that may be acquired pursuant to the Warrants. All Warrants issued to CDS may be in either a certificated or uncertificated form, such uncertificated form being evidenced by a book position on the register of Warrantholders to be maintained by the Warrant Agent in accordance with Section 2.8.

(2) Each Warrant authorized to be issued hereunder shall entitle the registered holder thereof to acquire (subject to Sections 2.13, 2.14 and 2.15) upon due exercise and upon the transaction instruction or due execution of the exercise form endorsed on the Warrant Certificate, as applicable, or other instrument of exercise in such form as the Warrant Agent and/or the Company may from time to time prescribe and upon payment of the Exercise Price, one Warrant Share or such other kind and amount of shares or securities or property, calculated pursuant to the provisions of Sections 2.13 and 2.14, as the case may be, at any time after the date of issuance of such Warrants and prior to the Time of Expiry, in accordance with the provisions of this Indenture.

(3) Fractional Warrants shall not be issued or otherwise provided for. If any fraction of a Warrant would otherwise be issuable, and result in a fraction of a Warrant Share being issuable, any such fractional Warrant so issued shall be rounded down to the nearest whole Warrant without compensation therefor.

2.3
Signing of Warrant Certificates

Warrant Certificates shall be signed by any one of the directors or officers of the Company and may, but need not be under the corporate seal of the Company or a reproduction thereof. The signature of any such director or officer may be mechanically reproduced in facsimile or other electronic format and Warrant Certificates bearing such facsimile or other electronic format signatures shall be binding upon the Company as if they had been manually signed by such director or officer. Notwithstanding that the person whose manual or electronic signature appears on any Warrant Certificate as a director or officer may no longer hold office at the date of issue of the Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate Authenticated or signed as aforesaid shall, subject to Section 2.4, be valid and binding upon the Company and the registered holder thereof will be entitled to the benefits of this Indenture.

2.4
Authentication by the Warrant Agent

(1) No Warrant shall be issued or, if issued, shall be valid for any purpose or entitle the registered holder to the benefit hereof or thereof until it has been Authenticated by or on behalf of the Warrant Agent, as applicable, and such Authentication by the Warrant Agent shall be conclusive evidence as against the Company that the Warrant so Authenticated has been duly issued hereunder and the holder is entitled to the benefits hereof.

(2) The Warrant Agent shall Authenticate Uncertificated Warrants (whether upon original issuance, exchange, registration of transfer, partial payment, or otherwise) by completing its Internal Procedures and the Company shall, and hereby acknowledges that it shall, thereupon be deemed to have duly and validly issued such Uncertificated Warrants under this Indenture. Such Authentication shall be conclusive evidence that such Uncertificated Warrant has been duly issued hereunder and that the holder or holders are entitled to the benefits of this Indenture. The register shall be final and conclusive evidence as to all matters relating to Uncertificated Warrants with respect to which this Indenture requires the Warrant Agent to maintain records or accounts. In case of differences between the register at any time and any other time the register at the later time shall be controlling, absent manifest error and such Uncertificated Warrants are binding on the Company.

(3) Any Warrant Certificate validly issued in accordance with the terms of this Indenture in effect at the time of issue shall, subject to the terms of this Indenture and applicable law, validly entitle the holder to acquire Warrant Shares, notwithstanding that the form of such Warrant Certificate may not be in the form currently required by this Indenture.

(4) No Warrant Certificate shall be considered issued or shall be obligatory or shall entitle the holder thereof to the benefits of this Indenture, until it has been Authenticated by or on behalf of the Warrant Agent substantially in the form of the Warrant Certificate set out in Schedule "A" hereto. Such Authentication on any such Warrant Certificate shall be conclusive evidence that such Warrant Certificate is duly Authenticated and is valid and a binding obligation of the Company and that the holder is entitled to the benefits of this Indenture.

(5) The Authentication or certification of the Warrant Agent on the Warrants issued hereunder, including by way of entry on the register, shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this Indenture or the Warrants (except the due Authentication and certification thereof) or as to the performance by the Company of its obligations under this Indenture and the Warrant Agent shall in no respect be liable or answerable for the use made of the Warrants or any of them or of the consideration therefor except as otherwise specified herein.

2.5
Warrantholder not a Shareholder, etc.

Nothing in this Indenture or the holding of a Warrant shall be construed as conferring upon a Warrantholder any right or interest whatsoever as a shareholder, including but not limited to the right to vote at, to receive notice of, or to attend meetings of shareholders or any other proceedings of the Company, nor entitle the holder to any right or interest in respect thereof except as herein and in the Warrants expressly provided.

2.6
Issue in Substitution for Lost Warrant Certificates

(1) If any Warrant Certificates issued and certified under this Indenture shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law, and Section 2.6(2), shall issue and thereupon the Warrant Agent shall certify and deliver a new Warrant Certificate of like denomination, date and tenor as the one mutilated, lost, destroyed or stolen in exchange for, in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be substantially in the form set out in Schedule "A" hereto and Warrants evidenced by it will entitle the holder thereof to the benefits hereof and shall rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder.

(2) The applicant for the issue of a new Warrant Certificate pursuant to this Section 2.6 shall bear the reasonable cost of the issue thereof and in the case of mutilation shall, as a condition precedent to the issue thereof, deliver to the Warrant Agent the mutilated Warrant Certificate, and in the case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company and to the Warrant Agent such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Warrant Agent in their sole discretion, acting reasonably, and such applicant may be required to furnish an indemnity and surety bond in amount and form satisfactory to the Company and the Warrant Agent in their sole discretion, acting reasonably, and shall pay the reasonable charges of the Company and the Warrant Agent in connection therewith.

2.7
Warrants to Rank Pari Passu

All Warrants shall rank pari passu with all other Warrants, whatever may be the actual date of issue of the Warrants.

2.8
Registration and Transfer of Warrants

(1) The Warrant Agent will create and keep at the principal stock transfer offices of the Warrant Agent in the City of Calgary, Alberta:

(a)
a register of holders in which shall be entered in alphabetical order the names and addresses of the holders of Warrants and particulars of the Warrants held by them and the Warrant Agent shall be entitled to rely on such register in connection with the exchange, transfer, exercise or deemed exercise of any Warrant(s) pursuant to the terms of this Indenture or the terms thereof; and

(b)
a register of transfers in which all transfers of Warrants and the date and other particulars of each such transfer shall be entered.

(2) No transfer of any Warrant will be valid unless entered on the register of transfers referred to in Section 2.8(1), upon surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant, and a duly completed and executed transfer form endorsed on the Warrant Certificate or in the case of Uncertificated Warrants a duly executed transaction instruction from the holder (or such other instructions, in form satisfactory to the Warrant Agent) executed by the registered holder or his executors, administrators or other legal representatives or his attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent, if applicable, and, upon compliance with such requirements and such other reasonable requirements as the Warrant Agent may prescribe and all applicable securities legislation and requirements of regulatory authorities, such transfer will be recorded on the register of transfers by the Warrant Agent. Upon compliance with such requirements, the Warrant Agent shall issue to the transferee a Warrant Certificate, or in the case of an Uncertificated Warrant the Warrant Agent shall Authenticate and deliver a Warrant Certificate upon request that part of the Uncertificated Warrant be certificated. Transfers within the systems of CDS are not the responsibility of the Warrant Agent and will not be noted on the register maintained by the Warrant Agent.

(3) The transferee of any Warrant will, after surrender to the Warrant Agent of the Warrant as required by Section 2.8(2) and upon compliance with all other conditions in respect thereof required by this Indenture or by law, be entitled to be entered on the register of holders referred to in Section 2.8(1) as the owner of such Warrant free from all equities or rights of set-off or counterclaim between the Company and the transferor or any previous holder of such Warrant, except in respect of equities of which the Company is required to take notice by statute or by order of a court of competent jurisdiction.

(4) The Company will be entitled, and may direct the Warrant Agent, to refuse to recognize any transfer, or enter the name of any transferee, of any Warrant on the registers referred to in Section 2.8(1), if such transfer would constitute a violation of the Securities Laws of any applicable jurisdiction or the rules, regulations or policies of any regulatory authority having jurisdiction. The Warrant Agent is entitled to assume compliance with all applicable Securities Laws unless otherwise notified in writing by the Company. No duty shall rest with the Warrant Agent to determine compliance of the transferee or transferor of any Warrant with applicable Securities Laws.

(5) Any Warrant issued to a transferee upon transfers contemplated by this Section 2.8 shall bear the appropriate legend as set forth in Section 2.20(2), if applicable.

(6) If a Warrant tendered for transfer bears the legend set forth in Section 2.20(2), the Warrant Agent shall not register such transfer unless the transferor has provided the Warrant Agent with the Warrant and complies with the requirements of the said Section 2.20(2).

(7) Warrants, in certificated form, bearing the legend set forth in Section 2.20(2) shall not be offered, sold, pledged or otherwise transferred, directly or indirectly, except (A) to the Company, (B) outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations, (C) in compliance with the exemption from registration under the U.S. Securities Act provided by (i) Rule 144 thereunder, if available, or (ii) Rule 144A thereunder, if available, (D) in another transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws, or (E) pursuant to a registration statement that has been declared effective under the U.S. Securities Act.

(8) The Warrant Agent shall give notice to the Company of the transfer made by a Warrantholder pursuant to Section 2.8(7) and the Company shall provide written authorization to proceed with the transfer before such transfer is made effective by the issuance of the Warrant.

2.9
Registers Open for Inspection

The registers referred to in Section 2.8(1) shall be open at all reasonable times during business hours on a Business Day for inspection by the Company or any Warrantholder. The Warrant Agent shall, from time to time when requested to do so in writing by the Company, furnish the Company with a list of the names and addresses of holders of Warrants entered in the register of holders kept by the Warrant Agent and showing the number of Warrants held by each such holder.

2.10
Exchange of Warrants

(1) Warrants may, upon compliance with the reasonable requirements of the Warrant Agent, be exchanged for Warrants in any other authorized denomination representing in the aggregate an equal number of Warrants as the number of Warrants represented by the Warrants being exchanged. The Company shall sign and the Warrant Agent shall Authenticate or certify, in accordance with Sections 2.3 and 2.4, all Warrants necessary to carry out the exchanges contemplated herein.

(2) Warrants may be exchanged only at the principal stock transfer offices of the Warrant Agent in the City of Calgary, Alberta or at any other place that is designated by the Company with the approval of the Warrant Agent. Any Warrants tendered for exchange shall be surrendered to the Warrant Agent and cancelled.

(3) Except as otherwise herein provided, the Warrant Agent may charge Warrantholders requesting an exchange a reasonable sum for each Warrant Certificate issued; and payment of such charges and reimbursement of the Warrant Agent or the Company for any and all taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange as a condition precedent to such exchange.

2.11
Ownership of Warrants

The Company and the Warrant Agent and their respective agents may deem and treat the registered holder of any Warrant as the absolute owner of the Warrant represented thereby for all purposes and the Company and the Warrant Agent and their respective agents shall not be affected by any notice or knowledge to the contrary except as required by statute or order of a court of competent jurisdiction. The holder of any Warrant shall be entitled to the rights evidenced by that Warrant free from all equities or rights of set-off or counterclaim between the Company and the original or any intermediate holder thereof, except in respect of equities of which the Company is required to take notice by statute or by order of a court of competent jurisdiction and all persons may act accordingly and the receipt by any holder of the Warrant Shares or monies obtainable pursuant to the exercise of the Warrant shall be a good discharge to the Company and the Warrant Agent for the same and neither the Company nor the Warrant Agent shall be bound to inquire into the title of any holder.

2.12
Uncertificated Warrants

(1) Registration and re-registration of beneficial interests in and transfers of Warrants held by CDS shall be made only through the Book-Entry Only System and no Warrant Certificates shall be issued in respect of such Warrants except where physical certificates evidencing ownership in such securities are required or as set out herein or as may be requested by CDS, as determined by the Company, from time to time. Except as provided in this Section 2.12, owners of beneficial interests in any Uncertificated Warrants shall not be entitled to have Warrants registered in their names and shall not receive or be entitled to receive Warrants in definitive form or to have their names appear in the register referred to in Section 2.8 herein. Notwithstanding any terms set out herein, Warrants subject to the restrictions and any legend set forth in Section 2.20 herein and held in the name of CDS may only be held in the form of Uncertificated Warrants with the prior consent of the Company and CDS.

(2) If any Warrant is issued in uncertificated form and any of the following events occurs:

(a)
CDS or the Company has notified the Warrant Agent that (A) CDS is unwilling or unable to continue as depository or (B) CDS ceases to be a clearing agency in good standing under applicable laws and, in either case, the Company is unable to locate a qualified successor depository within 90 days of delivery of such notice;

(b)
the Company has determined, in its sole discretion, acting reasonably, to terminate the Book-Entry Only System in respect of such Uncertificated Warrants and has communicated such determination to the Warrant Agent in writing;

(c)
the Company or CDS is required by applicable law to take the action contemplated in this Section;

(d)
there is an exercise of Warrants pursuant to Section 3.1(4) and the Warrantholder is unable to make the representations in Section 3.1(4) (a), (b), (c) and (d) thereto; or

(e)
the Book-Entry Only System administered by CDS ceases to exist,

then one or more definitive fully registered Warrant Certificates shall be executed by the Company and certified and delivered by the Warrant Agent to CDS in exchange for the Uncertificated Warrants held by CDS. The Company shall provide an Officer's Certificate giving notice to the Warrant Agent of the occurrence of any event outlined in this Section 2.12(2).

Fully registered Warrant Certificates issued and exchanged pursuant to this Section shall be registered in such names and in such denominations as CDS shall instruct the Warrant Agent, provided that the aggregate number of Warrants represented by such Warrant Certificates shall be equal to the aggregate number of Uncertificated Warrants so exchanged. Upon exchange of Uncertificated Warrants for one or more Warrant Certificates in definitive form, such Uncertificated Warrants shall be cancelled by the Warrant Agent.

(3) Subject to the provisions of this Section 2.12, any exchange of Warrants for Warrants which are not Uncertificated Warrants may be made in whole or in part in accordance with the provisions of Section 2.10, mutatis mutandis. All such Warrants issued in exchange for Uncertificated Warrants or any portion thereof shall be registered in such names as CDS for such Uncertificated Warrants shall direct and shall be entitled to the same benefits and subject to the same terms and conditions (except insofar as they relate specifically to Uncertificated Warrants) as the Uncertificated Warrants or portion thereof surrendered upon such exchange.

(4) Every Warrant Authenticated upon registration of transfer of Uncertificated Warrants, or in exchange for or in lieu of Uncertificated Warrants or any portion thereof, whether pursuant to this Section 2.12, or otherwise, shall be Authenticated in the form of, and shall be, an Uncertificated Warrant, unless such Warrant is registered in the name of a person other than CDS for such Uncertificated Warrant or a nominee thereof.

(5) Notwithstanding anything to the contrary in this Indenture, subject to Applicable Legislation, the Warrants to be issued to CDS or a nominee thereof will be issued as an Uncertificated Warrant, unless otherwise requested in writing by CDS or the Company.

(6) The rights of Beneficial Owners of Warrants who hold securities entitlements in respect of the Warrants through the Book-Entry Only System shall be limited to those established by applicable law and agreements between CDS and the Participants and between such Participants and the Beneficial Owners of Warrants who hold securities entitlements in respect of the Warrants through the Book-Entry Only System, and such rights must be exercised through a Participant in accordance with the rules and procedures of CDS.

(7) Notwithstanding anything herein to the contrary, neither the Company nor the Warrant Agent nor any agent thereof shall have any responsibility or liability for:

(a)
the electronic records maintained by CDS relating to any ownership interests or any other interests in the Warrants or the depository system maintained by CDS, or payments made on account of any ownership interest or any other interest of any person in any Warrant represented by an electronic position in the Book-Entry Only System (other than CDS or its nominee);

(b)
maintaining, supervising or reviewing any records of CDS or any Participant relating to any such interest; or

(c)
any advice or representation made or given by CDS or those contained herein that relate to the rules and regulations of CDS or any action to be taken by CDS on its own direction or at the direction of any Participant.

(8) The Company may terminate the application of this Section 2.12 in its sole discretion, acting reasonably, in which case all Warrants shall be evidenced by Warrant Certificates registered in the name(s) of a person other than CDS.

2.13
Adjustment of Exchange Basis

Subject to Section 2.14, the Exchange Basis shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(1) If and whenever, at any time after the date hereof and prior to the Time of Expiry, the Company shall:

(a)
issue Subordinate Voting Shares or securities exercisable, exchangeable for or convertible into Subordinate Voting Shares to all or substantially all the holders of the Subordinate Voting Shares as a stock dividend or other distribution (other than a distribution of Subordinate Voting Shares upon the exercise of Warrants); or

(b)
subdivide, redivide or change its then outstanding Subordinate Voting Shares into a greater number of Subordinate Voting Shares; or

(c)
reduce, combine or consolidate its then outstanding Subordinate Voting Shares into a lesser number of Subordinate Voting Shares,

(any of such events in these paragraphs (a), (b) or (c) being called a "Subordinate Voting Share Reorganization"), then the Exchange Basis in effect on the effective date of such subdivision or consolidation, or on the record date of such stock dividend or other distribution, as the case may be, shall be adjusted by multiplying the Exchange Basis in effect immediately prior to such effective or record date by a fraction:

(a)
the numerator of which shall be the total number of Subordinate Voting Shares outstanding on such date immediately after giving effect to such Subordinate Voting Share Reorganization (including, in the case where securities exercisable, exchangeable for or convertible into Subordinate Voting Shares are distributed, the number of Subordinate Voting Shares that would have been outstanding had such securities been exchanged for or converted into Subordinate Voting Shares on such record date, assuming in any case where such securities are not then exercisable, convertible or exchangeable but subsequently become so, that they were exercisable, convertible or exchangeable on the record date on the basis upon which they first become exercisable, convertible or exchangeable), and

(b)
the denominator of which shall be the total number of Subordinate Voting Shares outstanding on such date before giving effect to such Subordinate Voting Share Reorganization.

The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted as provided in this Article 2. To the extent that any adjustment in the Exchange Basis occurs pursuant to this Section 2.13(1) as a result of the fixing by the Company of a record date for the distribution of securities exercisable or exchangeable for or convertible into Subordinate Voting Shares and the Subordinate Voting Share Reorganization does not occur or any conversion or exchange rights are not fully exercised, the Exchange Basis shall be readjusted immediately after the expiry of any relevant exchange or conversion right or the termination of the Subordinate Voting Share Reorganization, as the case may be, to the Exchange Basis that would then be in effect, based upon the number of Subordinate Voting Shares actually issued and remaining issuable pursuant to the Subordinate Voting Share Reorganization after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(2) If and whenever, at any time after the date hereof and prior to the Time of Expiry, the Company shall fix a record date for the distribution to all or substantially all of the holders of its outstanding Subordinate Voting Shares of rights, options or warrants entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Subordinate Voting Shares, or securities exchangeable for or convertible into Subordinate Voting Shares, at a price per share to the holder (or at an exchange or conversion price per share) of less than 95% of the Current Market Price on such record date (any of such events being called a "Rights Offering"), then the Exchange Basis shall be adjusted effective immediately after such record date for the Rights Offering by multiplying the Exchange Basis in effect immediately prior to such record date by a fraction:

(a)
the numerator of which shall be the number of Subordinate Voting Shares which would be outstanding after giving effect to the Rights Offering (assuming the exercise of all of the rights, options or warrants under the Rights Offering and assuming the exchange for or conversion into Subordinate Voting Shares of all exchangeable or convertible securities issued upon exercise of such rights, options or warrants, if any), and

(b)
the denominator of which shall be the aggregate of:

(i)
the total number of Subordinate Voting Shares outstanding as of the record date for the Rights Offering, and

(ii)
a number of Subordinate Voting Shares determined by dividing

(A)
the amount equal to the aggregate consideration payable on the exercise of all of the rights, options and warrants under the Rights Offering plus the aggregate consideration, if any, payable on the exchange or conversion of the exchangeable or convertible securities issued upon exercise of such rights, options or warrants (assuming the exercise of all rights, options and warrants under the Rights Offering and assuming the exchange or conversion of all exchangeable or convertible securities issued upon exercise of such rights, options and warrants);

by

(B)
the Current Market Price as of the record date for the Rights Offering.

The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted as provided in this Article 2. Any Subordinate Voting Shares owned by or held for the account of the Company or any of its Subsidiaries will be deemed not to be outstanding for the purpose of any computation. If, at the date of expiry of the rights, options or warrants subject to the Rights Offering, less than all the rights, options or warrants have been exercised, then the Exchange Basis shall be readjusted immediately after the date of expiry to the Exchange Basis that would have been in effect on the date of expiry if only the rights, options or warrants issued had been those exercised. If at the date of expiry of the rights of exchange or conversion of any securities issued pursuant to the Rights Offering less than all of such securities have been exchanged or converted into Subordinate Voting Shares, then the Exchange Basis shall be readjusted immediately after the date of expiry to the Exchange Basis that would have been in effect on the date of expiry if only the exchangeable or convertible securities issued had been those securities actually exchanged for or converted into Subordinate Voting Shares.

(3) If and whenever, at any time after the date hereof and prior to the Time of Expiry, the Company shall fix a record date for the issuance or distribution to all or substantially all the holders of its outstanding Subordinate Voting Shares of:

(a)
shares of the Company of any class other than Subordinate Voting Shares; or

(b)
rights, options or warrants to acquire Subordinate Voting Shares or securities exchangeable for or convertible into Subordinate Voting Shares; or

(c)
evidences of indebtedness; or

(d)
cash, securities or any property or other assets,

and if such issuance or distribution does not constitute a Subordinate Voting Share Reorganization, a Rights Offering or a Capital Reorganization and is not made in connection with a Capital Reorganization (any of such non-excluded events being herein called a "Special Distribution"), the Exchange Basis shall be adjusted effective immediately after such record date for the Special Distribution by multiplying the Exchange Basis in effect immediately prior to such record date by a fraction:

(a)
the numerator of which shall be the number of Subordinate Voting Shares outstanding on such record date multiplied by the Current Market Price on such record date, and

(b)
the denominator of which shall be:

(A)
the number of Subordinate Voting Shares outstanding on such record date multiplied by the Current Market Price on such record date, less

(B)
the fair market value, as determined by action by the board of directors acting reasonably and in good faith (whose determination shall be conclusive), to the holders of the Subordinate Voting Shares of the shares, rights, options, warrants, evidences of indebtedness or securities, property or other assets issued or distributed in the Special Distribution, provided that no such adjustment shall be made if the result of such adjustment would be to decrease the Exchange Basis in effect immediately before such record date.

The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted as provided in this Article 2. Any Subordinate Voting Shares owned by or held for the account of the Company or any of its Subsidiaries will be deemed not to be outstanding for the purpose of any such computation.

(4) If and whenever, at any time after the date hereof and prior to the Time of Expiry, there shall be a reclassification of the Subordinate Voting Shares at any time outstanding or change or exchange of the Subordinate Voting Shares into or for other shares or into or for other securities or property (other than a Subordinate Voting Share Reorganization), or a consolidation, amalgamation, arrangement or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation, arrangement or merger which does not result in any reclassification of the outstanding Subordinate Voting Shares or a change or exchange of the Subordinate Voting Shares into or for other shares, securities or property), or a transfer (other than to a Subsidiary) of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a "Capital Reorganization"), any Warrantholder who thereafter shall exercise his right to receive Warrant Shares pursuant to Warrant(s) shall be entitled to receive, and shall accept in lieu of the number of Warrant Shares to which such holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property resulting from the Capital Reorganization which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date or record date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Warrant Shares to which such holder was theretofore entitled upon exercise. If appropriate, adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions in this Indenture with respect to the rights and interests thereafter of Warrantholders to the end that the provisions in this Indenture shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant. Any such adjustment shall be made by and set forth in an indenture supplemental hereto approved by the directors of the Company and by the Warrant Agent and entered into pursuant to the provisions of this Indenture and shall for all purposes be conclusively deemed to be an appropriate adjustment.

(5) Any adjustment to the Exchange Basis as set forth herein shall also include a corresponding adjustment to the Exercise Price which shall be calculated by multiplying the Exercise Price by a fraction: (a) the numerator of which shall be the Exchange Basis prior to the adjustment, and (b) the denominator of which shall be the Exchange Basis after the adjustment.

2.14
Rules Regarding Calculation of Adjustment of Exchange Basis

For the purposes of Section 2.13:

(1) The adjustments provided for in Section 2.13 shall be cumulative and such adjustments shall be made successively whenever an event referred to in Section 2.13 shall occur, subject to the following subsections of this Section 2.14.

(2) No adjustment in the: (a) Exchange Basis shall be required unless such adjustment would result in a change of at least 0.01 of a Warrant Share based on the prevailing Exchange Basis; or (b) Exercise Price shall be required unless such adjustment would result in a change of at least 1% of the Exercise Price, provided that any adjustments which, except for the provisions of this subsection, would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

(3) No adjustment in the Exchange Basis or Exercise Price shall be made in respect of any event described in Section 2.13, other than the events referred to in paragraphs (b) and (c) of subsection (1) thereof, if Warrantholders are entitled to participate in such event on the same terms, mutatis mutandis, as if Warrantholders had exercised their Warrants prior to or on the effective date or record date of such event, any such participation being subject to regulatory approval.

(4) No adjustment in the Exchange Basis or the Exercise Price shall be made pursuant to Section 2.13 in respect of (i) the issue from time to time of Warrant Shares purchasable on exercise of the Warrants and any such issue shall be deemed not to be a Subordinate Voting Share Reorganization; (ii) a Dividend Paid in the Ordinary Course; or (iii) a distribution of Subordinate Voting Shares as compensation securities, pursuant to incentive plans of the Company, pursuant to the exercise or vesting of stock options or other compensation securities granted under incentive plans of the Company or pursuant to the conversion, exchange, redemption or exercise of any convertible, exchangeable, redeemable or exercisable securities outstanding as of the date hereof (or pursuant to the conversion, exchange, redemption or exercise of any securities issued upon any such conversion, exchange, redemption or exercise).

(5) If a dispute shall at any time arise with respect to adjustments provided for in Section 2.13, such dispute shall, absent manifest error, be conclusively determined by the Company's Auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any further determination, absent manifest error, shall be binding upon the Company, the Warrant Agent and the Warrantholders.

(6) If the Company shall set a record date to determine the holders of the Subordinate Voting Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution, or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, or subscription or purchase rights, then no adjustment in the Exchange Basis shall be required by reason of the setting of such record date.

(7) In the absence of a resolution of the directors fixing a record date for a Rights Offering or Special Distribution, the Company shall be deemed to have fixed as the record date therefor the date on which the Rights Offering or Special Distribution is effected.

(8) If the purchase price provided for in any Rights Offering (the "Rights Offering Price") is decreased, the Exchange Basis shall forthwith be changed so as to increase the Exchange Basis to such Exchange Basis as would have been obtained had the adjustment to the Exchange Basis made pursuant to Section 2.13(2) upon the issuance of such Rights Offering been made upon the basis of the Rights Offering Price as so decreased, provided that the provisions of this subsection shall not apply to any decrease in the Rights Offering Price resulting from provisions in any such Rights Offering designed to prevent dilution if the event giving rise to such decrease in the Rights Offering Price itself requires an adjustment to the Exchange Basis pursuant to the provisions of Section 2.13.

(9) As a condition precedent to the taking of any action that would require any adjustment in any of the subscription rights pursuant to any of the Warrants, including the Exchange Basis, the Company shall take any corporate action which may, in the opinion of Counsel, be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities that all the holders of such Warrants are entitled to receive on the exercise of all the subscription rights attaching thereto in accordance with the provisions thereof.

(10) In case the Company, after the date hereof and prior to the Time of Expiry, shall take any action affecting any Subordinate Voting Shares, other than action described in Section 2.13, which in the opinion of the directors acting reasonably and in good faith would materially affect the rights of Warrantholders, the Exchange Basis shall be adjusted in such manner, if any, and at such time, as the directors, in their sole discretion acting reasonably and in good faith, may determine to be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment in the Exchange Basis prior to the effective date of any action by the Company affecting the Subordinate Voting Shares shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

(11) The Warrant Agent shall be entitled to act and rely on any adjustment calculations by the Company or the Company's Auditors.

2.15
Postponement of Subscription

In any case where the application of Section 2.13 results in an increase in the number of Subordinate Voting Shares that are issuable upon exercise of the Warrants taking effect immediately after the record date for a specific event, if any Warrant is exercised after that record date and prior to completion of such specific event, the Company may postpone the issuance to the Warrantholder of the Warrant Shares to which he is entitled by reason of such adjustment, but such Warrant Shares shall be so issued and delivered to that holder upon completion of that event, with the number of such Warrant Shares calculated on the basis of the number of Warrant Shares on the date that the Warrant was exercised, adjusted for completion of that event and the Company shall deliver to the person or persons in whose name or names the Warrant Shares are to be issued an appropriate instrument evidencing the right of such person or persons to receive such Warrant Shares and the right to receive any dividends or other distributions which, but for the provisions of this Section 2.15, such person or persons would have been entitled to receive in respect of such Warrant Shares from and after the date that the Warrant was exercised in respect thereof.

2.16
Notice of Adjustment

(1) At least 14 days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment pursuant to Section 2.13, the Company shall:

(a)
file with the Warrant Agent a certificate of the Company specifying the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment and the computation of such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and

(b)
give notice to the Warrantholders of the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment.

(2) In case any adjustment for which a notice in Section 2.16(1) has been given is not then determinable, the Company shall promptly after such adjustment is determinable:

(a)
file with the Warrant Agent a computation of such adjustment; and

(b)
give notice to the Warrantholders of the adjustment.

(3) The Warrant Agent may and shall be protected in so doing, absent manifest error, act and rely upon certificates of the Company and other documents filed by the Company pursuant to this Section 2.16 for all purposes of the adjustment.

2.17
No Action after Notice

The Company covenants with the Warrant Agent that it will not close its books nor take any other corporate action which might deprive a Warrantholder of the opportunity of exercising the rights of acquisition pursuant thereto during the period of 10 days after the giving of the notice set forth in paragraph (b) of Sections 2.16(1) and (2).

2.18
Purchase of Warrants for Cancellation

The Company may, at any time and from time to time, purchase Warrants by invitation for tender, by private contract, on any stock exchange (if then listed) or otherwise (which shall include a purchase through an investment dealer or firm holding membership on a Canadian stock exchange) on such terms as the Company may determine. All Warrants purchased pursuant to the provisions of this Section 2.18 shall be forthwith delivered to and cancelled by the Warrant Agent and shall not be reissued. If required by the Company, the Warrant Agent shall furnish the Company with a certificate as to such destruction.

2.19
Protection of Warrant Agent

The Warrant Agent shall not:

(a)
at any time be under any duty or responsibility to any registered holder of Warrants to determine whether any facts exist that may require any adjustment contemplated by this Article 2, nor to verify the nature and extent of any such adjustment when made or the method employed in making the same;

(b)
be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any other securities or property that may at any time be issued or delivered upon the exercise of the Warrants;

(c)
be responsible for any failure of the Company to make any cash payment, to issue, transfer or deliver Warrant Shares or certificates upon the surrender of any Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in Section 2.13; or

(d)
incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the representations, warranties or covenants of the Company or any acts or deeds of the agents or servants of the Company.

2.20
U.S. Legend on Warrant Certificates and Warrant Share certificates

(1) The Warrant Agent understands and acknowledges that the Warrants and the Warrant Shares issuable upon exercise of the Warrants have not been, and will not be, registered under the U.S. Securities Act or the securities laws of any state of the United States.

(2) Each Warrant, in certificated form, originally issued in the United States or, to or for the account or benefit of, a U.S. Person, and all Warrant Shares issued upon exercise of such Warrants, and all certificates issued in exchange or in substitution thereof or upon transfer thereof, shall bear the following legend:

"THE SECURITIES REPRESENTED HEREBY [For Warrants: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF INDUS HOLDINGS, INC. (THE "CORPORATION") THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN BOTH CASES, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT, AND, IN THE CASE OF (C)(1) AND (D) ABOVE, AFTER THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT." DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

[if a Warrant: "THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT."]

provided that, if at the time of issuance of the Warrants the Company is a "foreign issuer" within the meaning of Regulation S and the Warrants or Warrant Shares issuable upon exercise of the Warrants are being sold in accordance with Rule 904 of Regulation S, the legend may be removed by providing to the Warrant Agent or the Transfer Agent, as the case may be, (i) a declaration in the form attached hereto as Schedule "B" (or as the Company may prescribe from time to time in order to address changes in applicable laws) and (ii) if required by the Transfer Agent, an opinion of Counsel, of recognized standing reasonably satisfactory to the Company, or other evidence reasonably satisfactory to the Company, that the proposed transfer may be effected without registration under the U.S. Securities Act; provided further, that, if any of such Warrants or Warrant Shares issuable upon exercise of the Warrants are being sold pursuant to Rule 144, if available, under the U.S. Securities Act, the legend may be removed by delivery to the Company, Warrant Agent and the Transfer Agent of an opinion of Counsel of recognized standing in form and substance reasonably satisfactory to the Company to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(3) If a Warrant or Warrant Share issued with respect to an exercise of Warrants is tendered for transfer and bears the legend set forth in Section 2.20(2) herein and the holder thereof has not obtained the prior written consent of the Company, the Warrant Agent or the Transfer Agent, as the case may be, shall not register such transfer unless the holder complies with the requirements of the said Section 2.20(2) hereof.

ARTICLE 3
EXERCISE OF WARRANTS

3.1
Method of Exercise of Warrants

(1) The registered holder of any Warrant may exercise the rights thereby conferred on him to acquire all or any part of the Warrant Shares to which such Warrant entitles the holder, by surrendering the Warrant Certificate representing such Warrants to the Warrant Agent at any time prior to the Time of Expiry at its principal stock transfer offices in the City of Calgary, Alberta (or at such additional place or places as may be decided by the Company from time to time with the approval of the Warrant Agent), with a duly completed and executed exercise form of the registered holder or his executors, administrators or other legal representative or his attorney duly appointed by an instrument in writing in the form and manner satisfactory to the Warrant Agent, substantially in the form endorsed on the Warrant Certificate specifying the number of Warrant Shares subscribed for together with a certified cheque, bank draft or money order in lawful money of Canada, payable to or to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares subscribed for. A Warrant Certificate with the duly completed and executed exercise form and payment of the Exercise Price shall be deemed to be surrendered only upon personal delivery thereof to or, if sent by mail or other means of transmission, upon actual receipt thereof by the Warrant Agent.

(2) Any exercise form referred to in Section 3.1(1) shall be signed by the Warrantholder, or his executors, or administrators or other legal representative or his attorney duly appointed by an instrument in writing in the form and manner satisfactory to the Warrant Agent, but such exercise form need not be executed by CDS. Such exercise form shall specify the person(s) in whose name such Warrant Shares are to be issued, the address(es) of such person(s) and the number of Warrant Shares to be issued to each person, if more than one is so specified. If any of the Warrant Shares subscribed for are to be issued to person(s) other than the Warrantholder, the Warrantholder shall also complete the transfer form, substantially in the form endorsed on the Warrant Certificate. The signatures set out in the exercise form referred to in Section 3.1(1) and the signatures set out in the transfer form shall be guaranteed by a Canadian Schedule 1 chartered bank or a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program and the Warrantholder shall pay to the Company or the Warrant Agent all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing Warrant Shares unless or until such Warrantholder shall have paid to the Company or the Warrant Agent on behalf of the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or that no tax is due.

(3) If, at the time of exercise of the Warrants, in accordance with the provisions of Section 3.1(1), there are any trading restrictions on the Warrant Shares pursuant to applicable securities legislation or stock exchange requirements, the Company shall, on the advice of Counsel, endorse any certificates representing the Warrant Shares to such effect. The Warrant Agent is entitled to assume compliance with all applicable securities legislation unless otherwise notified in writing by the Company.

(4) A Beneficial Owner who desires to exercise his Uncertificated Warrants, must do so by causing a Participant to deliver to CDS (at its office in the City of Toronto, Ontario), on behalf of the Beneficial Owner at any time prior to the Time of Expiry, a written notice of the Beneficial Owner's intention to exercise Warrants (the "Exercise Notice"); provided, that a Beneficial Owner holding Uncertificated Warrants that is in the United States or that is a U.S. Person will first request the withdrawal of the Uncertificated Warrant(s) from the Book-Entry Only System and request certificated Warrant(s) in exchange for such Uncertificated Warrant(s). Forthwith upon receipt by CDS of such notice, as well as payment for the Exercise Price, CDS shall deliver to the Warrant Agent confirmation of its intention to exercise Warrants (the "Confirmation") in a manner acceptable to the Warrant Agent, including by electronic means through the Book-Entry Only System, including CDSX. An electronic exercise of the Warrants initiated by the Beneficial Owner through a Book-Entry Only System, including CDSX, shall constitute a representation to both the Company and the Warrant Agent that the Beneficial Owner at the time of exercise of such Warrants (a) is not in the United States; (b) did not acquire the Warrants in the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States; (c) is not a U.S. Person and is not exercising such Warrants on behalf of a U.S. Person or a person in the United States; and (d) did not execute or deliver the notice of the owner's intention to exercise such Warrants in the United States. If the Participant is not able to make or deliver the foregoing representation by initiating the electronic exercise of the Warrants, then such Warrants shall be withdrawn from the Book-Entry Only System, including CDSX, by the Participant and an individually registered Warrant Certificate shall be issued by the Warrant Agent to such Beneficial Owner or Participant and the exercise procedures set forth in Section 3.1(1) shall be followed. Payment representing the aggregate Exercise Price must be provided to the appropriate office of the Participant in a manner acceptable to it. A notice in form acceptable to the Participant and payment from such Beneficial Owner should be provided through the Book-Entry Only System sufficiently in advance so as to permit the Participant to deliver notice and payment to CDS and for CDS in turn to deliver notice and payment to the Warrant Agent prior to Time of Expiry. CDS will initiate the exercise by way of the Confirmation and forward the aggregate Exercise Price electronically to the Warrant Agent and the Warrant Agent will execute the exercise by issuing to CDS through the Book-Entry Only System the Warrant Shares to which the exercising Beneficial Owner is entitled pursuant to the exercise. Any expense associated with the preparation and delivery of Exercise Notices will be for the account of the Beneficial Owner exercising the Warrants.

(5) By causing a Participant to deliver notice to CDS, a Warrantholder shall be deemed to have irrevocably surrendered his Warrants so exercised and appointed such Participant to act as his exclusive settlement agent with respect to the exercise and the receipt of Warrant Shares in connection with the obligations arising from such exercise.

(6) Any notice which CDS determines to be incomplete, not in proper form or not duly executed shall for all purposes be void and of no effect and the exercise to which it relates shall be considered for all purposes not to have been exercised thereby. A failure by a Participant to exercise or to give effect to the settlement thereof in accordance with the Beneficial Owner's instructions will not give rise to any obligations or liability on the part of the Company or Warrant Agent to the Participant or the Beneficial Owner.

(7) Any exercise referred to in this Section 3.1 shall require that the entire Exercise Price for the Warrant Shares subscribed for must be paid at the time of subscription and such Exercise Price and original Exercise Notice or exercise form executed by the Registered Warrantholder or the Confirmation from CDS must be received by the Warrant Agent prior to the Time of Expiry.

(8) Warrants may only be exercised pursuant to this Section 3.1 by or on behalf of a Warrantholder, as applicable, who makes the certifications set forth on the exercise form substantially in the form endorsed on the Warrant Certificate.

(9) If the exercise form set forth in the Warrant Certificate shall have been amended, the Company shall cause the amended exercise form to be forwarded to all registered Warrantholders.

(10) Exercise forms, Exercise Notices and Confirmations must be delivered to the Warrant Agent at any time during the Warrant Agent's actual business hours on any Business Day prior to the Time of Expiry. Any exercise form, Exercise Notice or Confirmation received by the Warrant Agent after business hours on any Business Day other than the Time of Expiry will be deemed to have been received by the Warrant Agent on the next following Business Day.

(11) Any Warrant with respect to which a Confirmation is not received by the Warrant Agent before the Time of Expiry shall be deemed to have expired and become void and all rights with respect to such Warrants shall terminate and be cancelled.

3.2
No Fractional Shares

Under no circumstances shall the Company be obliged to issue any fractional Warrant Shares or any cash or other consideration in lieu thereof upon the exercise of one or more Warrants. To the extent that the holder of one or more Warrants would otherwise have been entitled to receive on the exercise or partial exercise thereof a fraction of a Warrant Share, that holder may exercise that right in respect of the fraction only in combination with another Warrant or Warrants that in the aggregate entitle the holder to purchase a whole number of Warrant Shares.

3.3
Effect of Exercise of Warrants

(1) Upon compliance by the Warrantholder with the provisions of Section 3.1, the Warrant Shares subscribed for shall be deemed to have been issued and the person to whom such Warrant Shares are to be issued shall be deemed to have become the holder of record of such Warrant Shares on the Exercise Date unless the transfer registers of the Company for the Subordinate Voting Shares shall be closed on such date, in which case the Warrant Shares subscribed for shall be deemed to have been issued and such person shall be deemed to have become the holder of record of such Warrant Shares on the date on which such transfer registers are reopened.

(2) The Warrant Agent shall as soon as practicable account to the Company with respect to Warrants exercised, and shall as soon as practicable forward to the Company (or into an account or accounts of the Company with the bank or trust company designated by the Company for that purpose), all monies received by the Warrant Agent on the subscription of Warrant Shares through the exercise of Warrants. All such monies and any securities or other instruments, from time to time received by the Warrant Agent, shall be received in trust for the Warrantholders and the Company as their interests may appear and shall be segregated and kept apart by the Warrant Agent.

(3) Within five Business Days following the due exercise of a Warrant pursuant to Section 3.1, the Company shall cause the Transfer Agent to issue and the Warrant Agent to deliver, within such five Business Day period, to CDS through the Book-Entry Only System the Warrant Shares to which the exercising Warrantholder is entitled pursuant to the exercise or mail to the person in whose name the Warrant Shares so subscribed for are to be issued, as specified in the exercise form completed on the Warrant Certificate, at the address specified in such exercise form, a certificate or certificates for the Warrant Shares to which the Warrantholder is entitled or, if so specified in writing by the holder, cause to be delivered to such person or persons at the office of the Warrant Agent where the Warrant Certificate was surrendered, a certificate or certificates for the appropriate number of Warrant Shares subscribed for, or any other appropriate evidence of the issuance of Warrant Shares to such person or persons in respect of Warrant Shares issued under the Book-Entry Only System and, if applicable, shall cause the Warrant Agent to mail a Warrant Certificate representing any Warrants not then exercised.

3.4
Cancellation of Warrants

All Warrants surrendered to the Warrant Agent pursuant to Sections 2.6, 2.8(2), 2.10 or 3.1 shall be cancelled by the Warrant Agent and the Warrant Agent shall record the cancellation of such Warrants on the register of holders maintained by the Warrant Agent pursuant to Section 2.8(1). The Warrant Agent shall, if required by the Company, furnish the Company with a certificate identifying the Warrants so cancelled. All Warrants that have been duly cancelled shall be without further force or effect whatsoever.

3.5
Subscription for less than Entitlement

The holder of any Warrant may subscribe for and purchase a whole number of Warrant Shares that is less than the number that the holder is entitled to purchase pursuant to a surrendered Warrant. In such event, the holder thereof shall be entitled to receive a new Warrant Certificate in respect of the balance of Warrants that were not then exercised, such new Warrant Certificate to contain the same legend as provided for in Section 2.20(2), if applicable.

3.6
Expiration of Warrant

After the Time of Expiry, all rights under any Warrant in respect of which the right of subscription and purchase herein and therein provided for shall not theretofore have been exercised shall wholly cease and terminate and such Warrant shall be void and of no effect.

3.7
Prohibition on Exercise by U.S. Persons; Exception

(1) Warrants may not be exercised within the United States or by or on behalf of, or for the account or benefit of, any U.S. Person or any person in the United States unless an exemption is available from the registration requirements of the U.S. Securities Act and applicable state securities laws. The Warrant Agent shall be entitled to rely upon the registered address of the Warrantholder as set forth in the Warrantholders register for the purchase of Units in determining whether the address is in the United States or the Warrantholder is a U.S. Person.

(2) Any holder which exercises any Warrants shall provide to the Company either:

(a)
a written certification that such holder (a) at the time of exercise of the Warrants is not in the United States; (b) is not a U.S. Person and is not exercising the Warrants on behalf of a U.S. Person or person in the United States; (c) did not execute or deliver the exercise form for the Warrants in the United States; and (d) has in all other aspects complied with the terms of an "offshore transaction" as defined under Regulation S; or

(b)
a written certification that such holder is the original U.S. Purchaser and (a) purchased the Warrants directly from the Company pursuant to a duly executed qualified institutional buyer letter ("QIB Letter") for the purchase of Warrants; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial purchaser, if any; (c) each of it and any beneficial purchaser was on the date the Warrants were purchased from the Company, and is on the date of exercise of the Warrants, a "qualified institutional buyer" as defined under Rule 144A under the U.S. Securities Act ("Qualified Institutional Buyer"); and (d) all the representations, warranties and covenants set forth in the QIB Letter (including any required certifications set forth therein) made by such holder for the purchase of Warrants from the Company continue to be true and correct as if duly executed as of the date thereof; or

(c)
a written opinion of Counsel of recognized standing in form and substance satisfactory to the Company or other evidence satisfactory to the Company to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the issuance of the Warrant Shares issuable on exercise of the Warrants; provided, however, that a holder who is an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act ("Accredited Investor") at the time of exercise of the Warrants and who purchased Units in a transaction exempt from registration under the U.S. Securities Act and applicable state securities laws as either a Qualified Institutional Buyer or an Accredited Investor will not be required to deliver an opinion of Counsel or such other evidence in connection with the exercise of Warrants that are part of those Units.

(3) No Warrant Shares will be registered or delivered to an address in the United States unless the holder of Warrants complies with the requirements of paragraph (b) or (c) of Section 3.7(2).

ARTICLE 4
COVENANTS FOR WARRANTHOLDERS' BENEFIT

4.1
General Covenants of the Company

The Company represents, warrants and covenants with the Warrant Agent for the benefit of the Warrant Agent and the Warrantholders that:

(1) The Company will at all times, so long as any Warrants remain outstanding or issuable hereunder, maintain its existence, unless otherwise inconsistent with the fiduciary duties of the board of directors of the Company.

(2) The Company is duly authorized to create and issue the Warrants to be issued hereunder and the Warrants, when issued, Authenticated and countersigned, as applicable, will be legal, valid, binding and enforceable obligations of the Company.

(3) The Company will reserve and keep available a sufficient number of Warrant Shares for the purpose of enabling the Company to satisfy its obligations to issue Subordinate Voting Shares upon the exercise of the Warrants, and all Warrant Shares shall, when issued as provided herein, be valid and enforceable against the Company.

(4) The Company will cause the Warrant Shares from time to time subscribed for pursuant to the Warrants issued by the Company hereunder, in the manner herein provided, to be duly issued in accordance with the Warrants and the terms hereof.

(5) All Warrant Shares that shall be issued by the Company upon exercise of the rights provided for herein shall be issued as fully paid and non-assessable.

(6) The Company will use commercially reasonable efforts to ensure that the Warrants, if and when listed, and the Subordinate Voting Shares outstanding on the date hereof and issuable from time to time on the exercise of the Warrants, continue to be listed and posted for trading on the CSE (or such other Canadian or United States stock exchange acceptable to the Company), provided that this Section 4.1(6) shall not be construed as limiting or restricting the Company from completing a consolidation, amalgamation, arrangement, takeover bid, merger or other form of business combination or other transaction that would result in the Warrants and/or the Subordinate Voting Shares ceasing to be listed and posted for trading on such exchanges, so long as the shareholders of the Company have approved the transaction in accordance with applicable corporate and securities laws and the policies of such exchanges or the holders of Subordinate Voting Shares receive securities of an entity which is listed on a stock exchange in North America or cash.

(7) Except to the extent that the Company participates in a takeover bid, consolidation, merger, arrangement, amalgamation, or other form of business combination, acquisition or sale transaction, the Company will use its commercially reasonable efforts to maintain its status as a "reporting issuer" (or the equivalent thereof) in each of the provinces of Canada and other Canadian jurisdictions in which it is currently or becomes a reporting issuer, and to make all requisite filings under applicable Securities Laws, including those necessary to so remain a reporting issuer, so as to not be materially in default of the requirements of the applicable Securities Laws of such province or jurisdiction until the Time of Expiry.

(8) The Company will perform and carry out all of the acts or things to be done by it as provided in this Indenture.

(9) The Company will promptly advise the Warrant Agent in writing of any breach or default under the terms of this Indenture no later than five Business Days following the occurrence of such breach or default.

(10) If, in the opinion of Counsel, any instrument is required to be filed with, or any permission, order or ruling is required to be obtained from any securities regulatory authority, or any other step is required under any federal or provincial law of Canada before the Warrant Shares may be issued and delivered to a Warrantholder, the Company covenants that it will use its commercially reasonable efforts to file such instrument, obtain such permission, order or ruling or take all such other steps, at its expense, as are required or appropriate in the circumstances.

4.2
Warrant Agent's Remuneration and Expenses

The Company covenants that it will pay to the Warrant Agent from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Warrant Agent upon its request for all reasonable expenses and disbursements and advances incurred or made by the Warrant Agent in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its Counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Warrant Agent hereunder shall be finally and fully performed. Any amount owing hereunder and remaining unpaid after 30 days from the invoice date will bear interest at the then current rate charged by the Warrant Agent against unpaid invoices and shall be payable upon demand. This Section shall survive the resignation or removal of the Warrant Agent and/or the termination of this Indenture.

4.3
Performance of Covenants by Warrant Agent

Subject to Section 8.7, if the Company shall fail to perform any of its covenants contained in this Indenture and the Company has not rectified such failure within 25 Business Days after either giving notice of such default pursuant to Section 4.1(9) or receiving written notice from the Warrant Agent of such failure, the Warrant Agent may notify the Warrantholders of such failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to perform said covenants. All reasonable sums expended or disbursed by the Warrant Agent in so doing shall be repayable as provided in Section 4.2. No such performance, expenditure or advance by the Warrant Agent shall be deemed to relieve the Company of any default hereunder or of its continuing obligations under the covenants herein contained.

4.4
Enforceability of Warrants

The Company covenants and agrees that it is duly authorized to create and issue the Warrants to be issued hereunder and that the Warrants, when issued and Authenticated as herein provided, will be valid and enforceable against the Company in accordance with the provisions hereof and that, subject to the provisions of this Indenture, the Company will cause the Warrant Shares from time to time acquired upon exercise of Warrants issued under this Indenture to be duly issued and delivered in accordance with the terms of this Indenture.

ARTICLE 5
ENFORCEMENT

5.1
Suits by Warrantholders

Subject to Section 6.10, all or any of the rights conferred upon a Warrantholder by the terms of the Warrants held by him and/or this Indenture may be enforced by such Warrantholder by appropriate legal proceedings but without prejudice to the right that is hereby conferred upon the Warrant Agent to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the holders of the Warrants from time to time outstanding. The Warrant Agent shall also have the power at any time and from time to time to institute and to maintain such suits and proceedings as it may reasonably be advised shall be necessary or advisable to preserve and protect its interests and the interests of the Warrantholders.

Subject to applicable law, the Warrant Agent and, by acceptance of a Warrant Certificate or Uncertificated Warrant, as applicable, and as part of the consideration for the issue of the Warrants, the Warrantholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any person in its capacity as an incorporator or any past, present or future shareholder, director, officer, employee or agent of the Company for the creation and issue of the Subordinate Voting Shares pursuant to any Warrant or any covenant, agreement, representation or warranty by the Company herein or contained in a Warrant Certificate or Uncertificated Warrant, as applicable.

5.2
Limitation of Liability

The obligations hereunder (including without limitation under Section 8.7(5)) are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Company or any of the past, present or future officers, employees or agents of the Company, but only the property of the Company (or any successor person) shall be bound in respect hereof.

5.3
Waiver of Default

Upon the happening of any default hereunder:

(a)
the Warrantholders of not less than 51% of the Warrants then outstanding shall have power (in addition to the powers exercisable by Extraordinary Resolution) by requisition in writing to instruct the Warrant Agent to waive any default hereunder and the Warrant Agent shall thereupon waive the default upon such terms and conditions as shall be prescribed in such requisition; or

(b)
the Warrant Agent shall have power to waive any default hereunder upon such terms and conditions as the Warrant Agent may deem advisable, on the advice of Counsel, if, in the Warrant Agent's opinion, based on the advice of Counsel, the same shall have been cured or adequate provision made therefor, provided that no delay or omission of the Warrant Agent or of the Warrantholders to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Warrant Agent or of the Warrantholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder of the rights resulting therefrom.

ARTICLE 6
MEETINGS OF WARRANTHOLDERS

6.1
Right to Convene Meetings

The Warrant Agent may at any time and from time to time, and shall on receipt of a written request of the Company or of a Warrantholders' Request, convene a meeting of the Warrantholders provided that the Warrant Agent has been provided with sufficient funds and is indemnified to its reasonable satisfaction by the Company or by the Warrantholders signing such Warrantholders' Request against the costs, charges, expenses and liabilities that may be incurred in connection with the calling and holding of such meeting. If within 15 Business Days after the receipt of a written request of the Company or a Warrantholders' Request, funding and indemnity given as aforesaid the Warrant Agent fails to give the requisite notice specified in Section 6.2 to convene a meeting, the Company or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Toronto, Ontario or at such other place as may be approved or determined by the Warrant Agent.

6.2
Notice

At least 14 days prior notice of any meeting of Warrantholders shall be given to the Warrantholders at the expense of the Company in the manner provided for in Section 9.2 and a copy of such notice shall be delivered to the Warrant Agent unless the meeting has been called by it, and to the Company unless the meeting has been called by it. Such notice shall state the date, time and place of the meeting, the general nature of the business to be transacted and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 6. The notice convening any such meeting may be signed by an appropriate officer of the Warrant Agent or of the Company or the person designated by such Warrantholders, as the case may be.

6.3
Chairman

The Warrant Agent may nominate in writing an individual (who need not be a Warrantholder) to be chairman of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes after the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall appoint an individual present to be chairman of the meeting. The chairman of the meeting need not be a Warrantholder.

6.4
Quorum

Subject to the provisions of Section 6.11, at any meeting of the Warrantholders a quorum shall consist of two Warrantholders present in person or represented by proxy and representing at least 20% of the aggregate number of Warrants then outstanding. If a quorum of the Warrantholders shall not be present within one-half hour from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day) at the same time and place to the extent possible and, subject to the provisions of Section 6.11, no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting that might have been dealt with at the original meeting in accordance with the notice calling the same. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not represent at least 20% of the aggregate number of Warrants then unexercised and outstanding. No business shall be transacted at any meeting, except an adjourned meeting as described above, unless a quorum is present at the commencement of business.

6.5
Power to Adjourn

The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

6.6
Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

6.7
Poll and Voting

On every extraordinary resolution, and when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy on any other question submitted to a meeting and after a vote by show of hands, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll. On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each whole Warrant then held by her. A proxy need not be a Warrantholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Warrants, if any, held or represented by her.

6.8
Regulations

Subject to the provisions of this Indenture, the Warrant Agent or the Company with the approval of the Warrant Agent may from time to time make and from time to time vary such regulations as it shall consider necessary or appropriate generally for the calling of meetings of Warrantholders and the conduct of business thereat including setting a record date for Warrantholders entitled to receive notice of or to vote at such meeting.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 6.9), shall be Warrantholders or persons holding proxies of Warrantholders.

6.9
Company, Warrant Agent and Counsel may be Represented

The Company and the Warrant Agent, by their respective directors, officers and employees and the Counsel for each of the Company, the Warrantholders and the Warrant Agent may attend any meeting of the Warrantholders and speak thereat but shall not be entitled to vote unless in their capacities as Warrantholders or proxies therefor.

6.10
Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall have the power, exercisable from time to time by extraordinary resolution:

(a)
to agree with the Company to any modification, alteration, compromise or arrangement of the rights of Warrantholders and/or the Warrant Agent in its capacity as Warrant Agent hereunder (subject to the Warrant Agent's approval) or on behalf of the Warrantholders against the Company, whether such rights arise under this Indenture or the Warrants or otherwise;

(b)
to amend, modify or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

(c)
to direct or authorize the Warrant Agent (subject to the Warrant Agent receiving funding and indemnity) to enforce any of the covenants on the part of the Company contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

(d)
to waive, authorize and direct the Warrant Agent to waive any default on the part of the Company in complying with any provisions of this Indenture or the Warrants either unconditionally or upon any conditions specified in such extraordinary resolution;

(e)
to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the covenants on the part of the Company contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders;

(f)
to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with any such suit, action or proceeding, upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith;

(g)
to assent to any change in or omission from the provisions contained in this Indenture or any ancillary or supplemental instrument which may be agreed to by the Company, and to authorize the Warrant Agent to concur in and execute any ancillary or supplemental indenture embodying the change or omission; and

(h)
with the consent of the Company, such consent not to be unreasonably withheld, to remove the Warrant Agent or its successor in office and to appoint a new warrant agent or warrant agents to take the place of the Warrant Agent so removed.

6.11
Meaning of "Extraordinary Resolution"

(1) The expression "extraordinary resolution" when used in this Indenture means, subject as hereinafter in this Section 6.11 and in Section 6.14 provided, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 6 at which there are present in person or by proxy at least two Warrantholders representing at least 20% of the aggregate number of all the then outstanding Warrants and passed by the affirmative votes of Warrantholders representing not less than 66⅔% of the aggregate number of all the then outstanding Warrants represented at the meeting and voted on the poll upon such resolution.

(2) If, at any meeting called for the purpose of passing an extraordinary resolution, Warrantholders representing at least 20% of the aggregate number of all the then outstanding Warrants are not present in person or by proxy within one-half hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than 10 Business Days later, and to such place and time as may be appointed by the chairman. Not less than three Business Days prior notice shall be given of the time and place of such adjourned meeting in the manner provided in Sections 9.1 and 9.2. Such notice shall state that at the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Section 6.11(1) shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that Warrantholders representing at least 20% of all the then outstanding Warrants are not present in person or represented by proxy at such adjourned meeting.

(3) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

6.12
Powers Cumulative

It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such powers or combination of powers then or thereafter from time to time.

6.13
Minutes

Minutes of all resolutions and proceedings at every meeting of Warrantholders as aforesaid shall be made and duly entered in books to be provided for that purpose by the Warrant Agent at the expense of the Company and any minutes as aforesaid, if signed by the chairman of the meeting at which resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken, to have been duly passed and taken.

6.14
Instruments in Writing

All actions that may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 6 may also be taken and exercised by Warrantholders representing a majority, or in the case of an extraordinary resolution at least 66⅔%, of the aggregate number of all the then outstanding Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.

6.15
Binding Effect of Resolutions

Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 6 at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section 6.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Warrant Agent (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing. In the case of an instrument in writing, the Warrant Agent shall give notice in the manner contemplated in Sections 9.1 and 9.2 of the effect of the instrument in writing to all Warrantholders and the Company as soon as is reasonably practicable.

6.16
Holdings by the Company or Subsidiaries of the Company Disregarded

In determining whether Warrantholders are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders' Request or other action under this Indenture, Warrants owned legally or beneficially by the Company or its Subsidiaries or in partnership of which the Company is directly or indirectly a party to shall be disregarded.

6.17
Subordinate Voting Shares or Warrants Owned by the Company or its Subsidiaries – Certificate to be Provided

For the purpose of disregarding any Warrants owned legally or beneficially by the Company in Section 6.16, the Company shall provide to the Warrant Agent, upon written request, a certificate of the Company setting forth as at the date of such certificate:

(a)
the names (other than the name of the Company) of the Warrantholders which, to the knowledge of the Company, hold Warrants that are owned by or held for the account of the Company; and

(b)
the number of Warrants owned legally or beneficially by the Company,

and the Warrant Agent, in making the computations in Section 6.16, shall be entitled to rely on such certificate without any additional evidence.

ARTICLE 7
SUPPLEMENTAL INDENTURES AND SUCCESSOR COMPANIES

7.1
Provision for Supplemental Indentures for Certain Purposes

From time to time the Company (if properly authorized by its directors) and the Warrant Agent may, subject to the provisions hereof, and they shall, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

(a)
providing for the issuance of additional Warrants hereunder including Warrants in excess of the number set out in Section 2.1 and any consequential amendments hereto as may be required by the Warrant Agent, relying on the advice of Counsel;

(b)
setting forth adjustments in the application of Article 2;

(c)
adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of Counsel are necessary or advisable, provided that the same are not in the opinion of the Warrant Agent, relying on the advice of Counsel, prejudicial to the interests of the Warrantholders as a group;

(d)
giving effect to any extraordinary resolution passed as provided in Article 6;

(e)
making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder provided that such provisions are not, in the opinion of the Warrant Agent, relying on the advice of Counsel, prejudicial to the interests of the Warrantholders as a group;

(f)
adding to or amending the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrants and making any modification in the form of the Warrant Certificate that does not affect the substance thereof;

(g)
amending any of the provisions of this Indenture or relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that no such amendment or relief shall be or become operative or effective if, in the opinion of the Warrant Agent, relying on the advice of Counsel, such amendment or relief impairs any of the rights of the Warrantholders as a group or of the Warrant Agent, and provided further that the Warrant Agent may in its sole discretion decline to enter into any supplemental indenture that in its opinion may not afford adequate protection to the Warrant Agent when the same shall become operative; and

(h)
for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein, provided that, in the opinion of the Warrant Agent, relying on the advice of Counsel, the rights of the Warrant Agent and the Warrantholders as a group are in no way prejudiced thereby.

7.2
Successor Companies

In the case of the amalgamation, consolidation, arrangement, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to or with another person (a "successor company"), the successor company resulting from the amalgamation, consolidation, arrangement, merger or transfer (if not the Company) shall be bound by the provisions hereof and all obligations for the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Company and the successor company shall by supplemental indenture satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, expressly assume those obligations.

ARTICLE 8
CONCERNING THE WARRANT AGENT

8.1
Indenture Legislation

(1) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(2) The Company and the Warrant Agent agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefit of Applicable Legislation.

8.2
Rights and Duties of Warrant Agent

(1) The Warrant Agent accepts the duties and responsibilities under this Indenture, solely as custodian, bailee and agent. No trust is intended to be, or is or will be, created hereby and the Warrant Agent shall owe no duties hereunder as a trustee.

(2) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Warrant Agent shall act honestly and in good faith with a view to the best interests of the Warrantholders and shall exercise the degree of care, diligence and skill that a reasonably prudent warrant agent would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Warrant Agent from, or require any other person to indemnify the Warrant Agent against liability for its own gross negligence, wilful misconduct, bad faith or fraud.

(3) The Warrant Agent shall not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Company under this Indenture unless and until it shall have received a Warrantholders' Request specifying the act, action or proceeding that the Warrant Agent is requested to take. The obligation of the Warrant Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice in writing by the Warrant Agent, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Warrant Agent and its Counsel to protect and hold harmless the Warrant Agent, its officers, directors, employees, agents, successors and assigns against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Warrant Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

(4) The Warrant Agent may, before commencing any act, action or proceeding, or at any time during the continuance thereof require the Warrantholders at whose instance it is acting to deposit with the Warrant Agent the Warrants held by them, for which Warrants the Warrant Agent shall issue receipts.

(5) Every provision of this Indenture that, by its terms, relieves the Warrant Agent of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation.

(6) The Warrant Agent shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereunder unless and until it shall have been required to do so under the terms hereof; nor shall the Warrant Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall specifically set out the default desired to be brought to the attention of the Warrant Agent and in the absence of such notice the Warrant Agent may for all purposes of this Indenture conclusively assume that no default has occurred or been made in the performance or observance of the representations, warranties and covenants, agreements or conditions herein contained. Any such notice shall in no way limit any discretion herein given to the Warrant Agent to determine whether or not the Warrant Agent shall take action with respect to any default.

(7) In this Indenture, whenever confirmations or instructions are required to be given to the Warrant Agent, in order to be valid, such confirmations and instructions shall be in writing.

8.3
Evidence, Experts and Advisers

(1) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company shall furnish to the Warrant Agent such additional evidence of compliance with any provision hereof and in such form as may be prescribed by Applicable Legislation or as the Warrant Agent may reasonably require by written notice to the Company.

(2) In the exercise of its rights and duties hereunder, the Warrant Agent may, if it is acting in good faith, act and rely absolutely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, written requests, consents, or orders of the Company, certificates of the Company or other evidence furnished to the Warrant Agent pursuant to any provision hereof or of Applicable Legislation or pursuant to a request of the Warrant Agent, provided that such evidence complies with Applicable Legislation and that the Warrant Agent complies with Applicable Legislation and that the Warrant Agent examines the same and determines that such evidence complies with the applicable requirements of this Indenture. The Warrant Agent shall be under no responsibility in respect of the validity of this Indenture or the execution and delivery hereof by or on behalf of the Company or in respect of the validity or the execution of any Warrant Certificate by the Company and issued hereunder, nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Indenture or in any such Warrant Certificate; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities to be issued upon the right to acquire provided for in this Indenture and/or in any Warrant or as to whether any securities will when issued be duly authorized or be validly issued and fully paid and non-assessable.

(3) Whenever provided for in this Indenture or Applicable Legislation requires that the Company deposit with the Warrant Agent resolutions, certificates, reports, opinions, requests, orders or other documents, it is intended that the truth, accuracy and good faith on the effective date thereof and the facts and opinions stated in all such documents so deposited shall, in each and every such case, be conditions precedent to the right of the Company to have the Warrant Agent take the action to be based thereon.

(4) Proof of the execution of an instrument in writing, including a Warrantholders' Request, by any Warrantholder may be made by a certificate of a notary public or other person with similar powers that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Warrant Agent may consider adequate and in respect of a corporate Warrantholder, shall include a certificate of incumbency of such Warrantholder together with a certified resolution authorizing the person who signs such instrument to sign such instrument.

(5) The Warrant Agent may act and rely and shall be protected in acting and relying upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, or other paper document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties. The Warrant Agent has sole discretion and shall be protected in acting and relying upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter or other paper document received in facsimile or e-mail form.

(6) The Warrant Agent may employ or retain such Counsel, accountants, engineers, appraisers or other experts or advisers as it may reasonably require for the purpose of determining and discharging its duties hereunder and shall pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any Counsel and shall not be responsible for any misconduct or negligence on the part of any of them who has been selected with due care by the Warrant Agent. Any reasonable remuneration paid by the Warrant Agent shall be paid by the Company in accordance with Section 4.2.

(7) The Warrant Agent may act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any Counsel, accountant, appraiser, engineer or other expert or advisor, whether retained or employed by the Company or the Warrant Agent, in relation to any matter arising in fulfilling its duties and obligations hereof.

(8) The Warrant Agent may, as a condition precedent to any action to be taken by it under this Indenture, require such opinions, statutory declarations, reports, certificates or other evidence as it, acting reasonably, considers necessary or advisable in the circumstances.

(9) The Warrant Agent is not required to expend or place its own funds at risk in executing its duties and obligations.

8.4
Securities, Documents and Monies Held by Warrant Agent

(1) Any securities, documents of title, monies or other instruments that may at any time be held by the Warrant Agent subject to the duties and obligations hereof, for the benefit of the Company, may be placed in the deposit vaults of the Warrant Agent or of any Schedule 1 Canadian chartered bank under the Bank Act (Canada) or deposited for safekeeping with any such bank or the Warrant Agent. Any monies held pending the application or withdrawal thereof under any provisions of this Indenture, shall be held, invested and reinvested in "Permitted Investments" as directed in writing by the Company. "Permitted Investments" shall be treasury bills guaranteed by the Government of Canada having a term to maturity not to exceed ninety (90) days, or term deposits or bankers' acceptances of a Canadian chartered bank having a term to maturity not to exceed ninety (90) days, or such other investments that is in accordance with the Warrant Agent's standard type of investments. Unless otherwise specifically provided herein, all interest or other income received by the Warrant Agent in respect of such deposits and investments shall belong to the Company and shall be paid to the Company upon discharge of this Indenture.

(2) Any written direction for the investment or release of funds received shall be received by the Warrant Agent by 9:00 a.m. (Calgary time) on the Business Day on which such investment or release is to be made, failing which such direction will be handled on a commercially reasonable efforts basis and may result in funds being invested or released on the next Business Day.

(3) The Warrant Agent shall have no responsibility or liability for any diminution of any funds resulting from any investment made in accordance with this Indenture, including any losses on any investment liquidated prior to maturity in order to make a payment required hereunder.

(4) In the event that the Warrant Agent does not receive a direction or only a partial direction, the Warrant Agent may hold cash balances constituting part or all of such monies and may, but need not, invest same in its deposit department, the deposit department of one of its affiliates, or the deposit department of a Canadian chartered bank; but the Warrant Agent, its affiliates or a Canadian chartered bank shall not be liable to account for any profit to any parties to this Indenture or to any other person or entity.

8.5
Actions by Warrant Agent to Protect Interests

The Warrant Agent shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders pursuant to the provisions of this Indenture.

8.6
Warrant Agent not Required to Give Security

The Warrant Agent shall not be required to give any bond or security in respect of the execution of the duties and obligations of this Indenture or otherwise.

8.7
Protection of Warrant Agent

By way of supplement to the provisions of any law for the time being relating to warrant agents, it is expressly declared and agreed as follows:

(1) The Warrant Agent shall not be liable for or by reason of any representations, statements of fact or recitals in this Indenture or in the Warrants (except the representation contained in Section 8.9 or in the Authentication of the Warrant Agent on the Warrants) or be required to verify the same and all such statements of fact or recitals are and shall be deemed to be made by the Company.

(2) Nothing herein contained shall impose any obligation on the Warrant Agent to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto.

(3) The Warrant Agent shall not be bound to give notice to any person or persons of the execution hereof.

(4) The Warrant Agent shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the covenants or warranties herein contained or of any acts of any directors, officers, employees, agents or servants of the Company.

(5) Without limiting any protection or indemnity of the Warrant Agent under any other provision hereof, or otherwise at law, the Company hereby agrees to indemnify and hold harmless the Warrant Agent and its affiliates, directors, officers, agents and employees, successors and assigns (the "Indemnified Parties") from and against any and all liabilities whatsoever, losses, damages, penalties, claims, demands, proceedings, charges, actions, suits, costs, expenses and disbursements, including reasonable legal or advisor fees and disbursements on a solicitor and client basis, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Indemnified Parties, or any of them, whether at law or in equity, in any way caused by or arising from the performance of its duties hereunder, directly or indirectly, in respect of any act, deed, matter or thing whatsoever made, done, acquiesced in or omitted in or about or in relation to the execution of the Indemnified Parties' duties, or any other services that Warrant Agent may provide in connection with or in any way relating to this Indenture. The Company agrees that its liability hereunder shall be absolute and unconditional regardless of the correctness of any representations of any third parties and regardless of any liability of third parties to the Indemnified Parties, and shall accrue and become enforceable without prior demand or any other precedent action or proceeding; provided that the Company shall not be required to indemnify the Indemnified Parties in the event of the gross negligence, fraud or wilful misconduct of the Warrant Agent, and this provision shall survive the resignation or removal of the Warrant Agent or the termination or discharge of this Indenture.

(6) Notwithstanding the foregoing or any other provision of this Indenture, any liability of the Warrant Agent shall be limited, in the aggregate, to the amount of annual retainer fees paid by the Company to the Warrant Agent under this Indenture in the twelve (12) months immediately prior to the Warrant Agent receiving the first notice of the claim; provided that this limitation shall not apply in respect of any gross negligence, fraud or wilful misconduct of the Warrant Agent. Notwithstanding any other provision of this Indenture, and whether such losses or damages are foreseeable or unforeseeable, the Warrant Agent shall not be liable under any circumstances whatsoever for any (a) breach by any other party of securities law or other rule of any securities regulatory authority, (b) lost profits or (c) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages.

(7) If any of the funds provided to the Warrant Agent hereunder are received by it in the form of an uncertified cheque or bank draft, the Warrant Agent shall delay the release of such funds and the related Warrant Shares until such uncertified cheque has cleared the financial institution upon which the same is drawn.

(8) The forwarding of a cheque or the sending of funds by wire transfer by the Warrant Agent will satisfy and discharge the liability of any amounts due to the extent of the sum represented thereby unless such cheque is not honoured on presentation, provided that in the event of the non-receipt of such cheque by the payee, or the loss or destruction thereof, the Warrant Agent, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, will issue to such payee a replacement cheque for the amount of such cheque.

(9) The Warrant Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Warrant Agent, in its sole judgement, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering, anti-terrorist or economic sanctions legislation, regulation or guideline. Further, should the Warrant Agent, in its sole judgement, determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti-money laundering, anti-terrorist or economic sanctions legislation, regulation or guideline, then it shall have the right to resign on 10 days' written notice to the Company provided: (i) that the Warrant Agent's written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Warrant Agent's satisfaction within such 10-day period, then such resignation shall not be effective.

8.8
Replacement of Warrant Agent

(1) The Warrant Agent may resign its appointment and be discharged from all further duties and liabilities hereunder by giving to the Company not less than 60 days prior notice in writing or such shorter prior notice as the Company may accept as sufficient. The Warrantholders by extraordinary resolution shall have the power at any time to remove the existing Warrant Agent and to appoint a new warrant agent. In the event of the Warrant Agent resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall forthwith appoint a new warrant agent unless a new warrant agent has already been appointed by the Warrantholders; failing such appointment by the Company, the retiring Warrant Agent or any Warrantholder may apply to a justice of the Ontario Superior Court of Justice (the "Court") at the Company's expense, on such notice as such justice may direct, for the appointment of a new warrant agent; but any new warrant agent so appointed by the Company or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new warrant agent appointed under any provision of this Section 8.8 shall be a corporation authorized to carry on the business of a transfer agent or a trust company in one or more provinces of Canada and, if required by Applicable Legislation of any province, in such province. On any such appointment the new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Warrant Agent without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of Counsel, be necessary or advisable for the purpose of assuring the same to the new warrant agent, provided that any resignation or removal of the Warrant Agent and appointment of a successor warrant agent shall not become effective until the successor warrant agent shall have executed an appropriate instrument accepting such appointment and, at the request of the Company, the predecessor Warrant Agent, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor warrant agent an appropriate instrument transferring to such successor warrant agent all rights and powers of the Warrant Agent hereunder and all securities, documents of title and other instruments and all monies and properties held by the Warrant Agent hereunder.

(2) Upon the appointment of a successor warrant agent, the Company shall promptly notify the Warrantholders thereof in the manner provided for in Section 9.2.

(3) Any corporation into or with which the Warrant Agent may be merged or consolidated or amalgamated, or any corporation succeeding to the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without any further act on its part or of any of the parties hereto, provided that such corporation would be eligible for appointment as a new warrant agent under Section 8.8(1).

(4) Any Warrants Authenticated or certified but not delivered by a predecessor Warrant Agent may be Authenticated or certified by the new or successor warrant agent in the name of the predecessor or the new or successor warrant agent.

8.9
Conflict of Interest

(1) The Warrant Agent represents to the Company, to the best of its knowledge, that at the time of execution and delivery hereof no material conflict of interest exists which it is aware of in the Warrant Agent's role hereunder and agrees that in the event of a material conflict of interest arising which it becomes aware of hereafter it will, within 90 days after ascertaining that it has such a material conflict of interest, either eliminate the same or resign its appointment hereunder. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrants shall not be affected in any manner whatsoever by reason thereof.

(2) Subject to Section 8.9(1), the Warrant Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any Subsidiary without being liable to account for any profit made thereby.

8.10
Acceptance of Duties and Obligations

The Warrant Agent hereby accepts the duties and obligations in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and agrees to hold all rights, interests and benefits contained herein on behalf of those persons who become holders of Warrants from time to time issued under this Indenture.

8.11
Warrant Agent not to be Appointed Receiver

The Warrant Agent and any person related to the Warrant Agent shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Company or any Subsidiary or any partnership of which the Company is directly or indirectly involved.

8.12
Authorization to Carry on Business

The Warrant Agent represents to the Company that it is registered to carry on business under Applicable Legislation in the provinces of Alberta and British Columbia.

ARTICLE 9
GENERAL

9.1
Notice to the Company and the Warrant Agent

(1) Unless herein otherwise expressly provided, any notice to be given hereunder to the Company or the Warrant Agent shall be deemed to be validly given if delivered, if sent by registered letter, postage prepaid, or if sent by electronic transmission to the following addresses:

(a)
If to the Company, to:

Indus Holdings, Inc.
19 Quail Run Circle - Suite B
Salinas, California
93907

Attention:
Brian Shure, Chief Financial Officer
Email:
[Redacted – E-Mail Address]

with a copy to:

Cassels Brock & Blackwell LLP
Suite 2100, Scotia Plaza
40 King Street West
Toronto, Ontario
M5H 3C2

Attention:
Jay Goldman
Email:
[Redacted – E-Mail Address]

(b)
If to the Warrant Agent, to:

Odyssey Trust Company
Suite 1230, 300 5th Avenue SW
Calgary, Alberta
T2P 3C4

Attention:
Corporate Trust
Email:
corptrust@odysseytrust.com

and any notice given in accordance with the foregoing shall be deemed to have been received on the date of delivery if that date is a Business Day (and if that date is not a Business Day, on the next Business Day) or, if mailed, on the fifth Business Day following the date of the postmark on such notice or, if transmitted by email, on the Business Day following the transmission.

(2) The Company or the Warrant Agent, as the case may be, may from time to time notify the other in the manner provided in Section 9.1(1) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Company or the Warrant Agent, as the case may be, for all purposes of this Indenture.

(3) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrant Agent or to the Company hereunder could reasonably be considered unlikely to reach its destination, the notice shall be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to that party at the appropriate address provided in Section 9.1(1) by means of prepaid, transmitted or recorded communication and any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery to the officer or if delivered by other means of prepaid, transmitted, recorded communication on the third Business Day following the date of the sending of the notice by the person giving the notice.

9.2
Notice to the Warrantholders

(1) Any notice to the Warrantholders under the provisions of this Indenture shall be deemed to be validly given if the notice is sent by prepaid mail or, if delivered by hand, to the holders at their addresses appearing in the register of holders. Any notice so delivered shall be deemed to have been received on the date of delivery if that date is a Business Day or the Business Day following the date of delivery if such date is not a Business Day or on the third Business Day if delivered by mail. In the event that Warrants are held in the name of CDS, a copy of such notice shall also be sent by electronic communication to CDS and shall be deemed received and given on the day it is so sent. All notices may be given to whichever one of the Warrantholders (if more than one) is named first in the appropriate register hereinbefore mentioned, and any notice so given shall be sufficient notice to all Warrantholders and any other persons (if any) interested in such Warrants. Accidental error or omission in giving notice or accidental failure to mail notice to any Warrantholder will not invalidate any action or proceeding founded thereon.

(2) If, by reason of strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders could reasonably be considered unlikely to reach its destination, the notice may be given in a news release disseminated through a newswire service, filed on SEDAR and posted on the Company's website; provided that in the case of a notice convening a meeting of the holders of Warrants, the Warrant Agent may require such additional publications of that notice, in Toronto, Ontario or in other cities or both, as it may deem necessary for the reasonable notification of the holders of Warrants or to comply with any applicable requirement of law or any stock exchange. Any notice so given shall be deemed to have been given on the day on which it has been published in all of the cities in which publication was required.

9.3
Privacy

The Company acknowledges that the Warrant Agent may, in the course of providing services hereunder, collect or receive financial and other personal information about such parties and/or their representatives, as individuals, or about other individuals related to the subject matter hereof, and use such information for the following purposes:

(a)
to provide the services required under this Indenture and other services that may be requested from time to time;

(b)
to help the Warrant Agent manage its servicing relationships with such individuals;

(c)
to meet the Warrant Agent's legal and regulatory requirements; and

(d)
if Social Insurance Numbers are collected by the Warrant Agent, to perform tax reporting and to assist in verification of an individual's identity for security purposes.

The Company acknowledges and agrees that the Warrant Agent may receive, collect, use and disclose personal information provided to it or acquired by it in the course of its acting as agent hereunder for the purposes described above and, generally, in the manner and on the terms described in its privacy code, which the Warrant Agent shall make available on its website or upon request, including revisions thereto. Some of this personal information may be transferred to servicers in the United States for data processing and/or storage. Further, the Company agrees that it shall not provide or cause to be provided to the Warrant Agent any personal information relating to an individual who is not a party to this Indenture unless the Company has assured itself that such individual understands and has consented to the aforementioned uses and disclosures.

9.4
Third Party Interests

The Company represents to the Warrant Agent that any account to be opened by, or interest to held by the Warrant Agent in connection with this Indenture, for or to the credit of such party, either (i) is not intended to be used by or on behalf of any third party; or (ii) is intended to be used by or on behalf of a third party, in which case such party hereto agrees to complete and execute forthwith a declaration in the Warrant Agent prescribed form as to the particulars of such third party.

9.5
Securities and Exchange Commission Certification

The Company confirms that as at the date of this Indenture it does not have a class of securities registered pursuant to section 12 of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act") or have a reporting obligation pursuant to section 15(d) of the Exchange Act.

The Company covenants that in the event that (i) any class of its securities shall become registered pursuant to section 12 of the Exchange Act or the Company shall incur a reporting obligation pursuant to section 15(d) of the Exchange Act, or (ii) any such registration or reporting obligation shall be terminated by the Company in accordance with the Exchange Act, the Company shall promptly deliver to the Warrant Agent an Officer's Certificate (in a form provided by the Warrant Agent) notifying the Warrant Agent of such registration or termination and such other information as the Warrant Agent may reasonably require at the time. The Company acknowledges that the Warrant Agent is relying upon the foregoing representation and covenants in order to meet certain United States Securities and Exchange Commission ("SEC") obligations with respect to those clients who are filing with the SEC.

9.6
Discretion of Directors

Any matter provided herein to be determined by the directors in their sole discretion and determination so made will be conclusive.

9.7
Satisfaction and Discharge of Indenture

Upon the earlier of the Time of Expiry or the date by which there shall have been delivered to the Warrant Agent for exercise or destruction in accordance with the provisions hereof all Warrants theretofore Authenticated or certified hereunder and by which no Warrants shall remain issuable hereunder, this Indenture, except to the extent that Warrant Shares and any certificates therefor have not been issued and delivered hereunder or the Company has not performed any of its obligations hereunder, shall cease to be of further effect in respect of the Company, and the Warrant Agent, on written demand of and at the cost and expense of the Company, and upon delivery to the Warrant Agent of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and upon payment to the Warrant Agent of the expenses, fees and other remuneration payable to the Warrant Agent, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; provided that if the Warrant Agent has not then performed any of its obligations hereunder any such satisfaction and discharge of the Company's obligations hereunder shall not affect or diminish the rights of any Warrantholder or the Company against the Warrant Agent.

9.8
Provisions of Indenture and Warrants for the Sole Benefit of Parties and Warrantholders

Nothing in this Indenture or the Warrant Certificates, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the holders from time to time of the Warrants any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

9.9
Indenture to Prevail

To the extent of any discrepancy or inconsistency between the terms and conditions of this Indenture and the Warrant Certificate, the terms of this Indenture will prevail.

9.10
Assignment

Neither this Indenture nor any benefits or burdens under this Indenture shall be assignable by the Company or the Warrant Agent without the prior written consent of the other party, such consent not to be unreasonably withheld. Subject to the foregoing, this Indenture shall enure to the benefit of and be binding upon the Company and the Warrant Agent and their respective successors (including any successor by reason of amalgamation) and permitted assigns.

9.11
Severability

If, in any jurisdiction, any provision of this Indenture or its application to any party or circumstance is restricted, prohibited or unenforceable, such provision will, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions of this Indenture and without affecting the validity or enforceability of such provision in any other jurisdiction or without affecting its application to other parties or circumstances.

9.12
Force Majeure

No party shall be liable to the other, or held in breach of this Indenture, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Indenture shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section.

9.13
Counterparts and Formal Date

This Indenture may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear the date set out at the top of the first page of this Indenture.

(Signature page follows)

IN WITNESS WHEREOF the parties hereto have executed this Indenture under the hands of their proper officers in that behalf.

INDUS HOLDINGS, INC.

By:	(signed) “Brian Shure”
Brian Shure Chief Financial Officer

ODYSSEY TRUST COMPANY

By:	(signed) “Dan Sander”
Dan Sander VP, Corporate Trust

By:	(signed) “Amy Douglas”
Amy Douglas Director, Corporate Trust

SCHEDULE "A"

FORM OF WARRANT CERTIFICATE

WARRANTS TO PURCHASE SUBORDINATE VOTING SHARES
OF INDUS HOLDINGS, INC.

(a company existing pursuant to the laws of British Columbia)

[Certificates representing Warrants required to bear the legend set forth in Section 2.20(2) of the Warrant Indenture shall include the following legend:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF INDUS HOLDINGS, INC. (THE "CORPORATION") THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN BOTH CASES, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT, AND, IN THE CASE OF (C)(1) AND (D) ABOVE, AFTER THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT." DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.]

CUSIP No. 45580N110
ISIN No. CA45580N1107

Warrant Certificate Number: ●	Representing ● Warrants to purchase Subordinate Voting Shares

THIS CERTIFIES that, for value received, the registered holder hereof, ● (the "holder") is entitled at any time at or before the Expiry Time (as defined below) to acquire, subject to adjustment in certain events, the number of Subordinate Voting Shares ("Subordinate Voting Shares") of Indus Holdings, Inc. (the "Company") specified above, as presently constituted, by surrendering to Odyssey Trust Company (the "Warrant Agent") at its principal office in Calgary, Alberta, this Warrant Certificate with the duly completed and executed Exercise Form endorsed on the back of this Warrant Certificate, and accompanied by payment of $2.20 per Subordinate Voting Share (the "Warrant Exercise Price") by certified cheque, bank draft or money order in lawful money of Canada payable to, or to the order of, the Company at par at the above-mentioned office of the Warrant Agent. The holder of this Warrant Certificate may purchase less than the number of Subordinate Voting Shares which he is entitled to purchase on the exercise of the Warrants represented by this Warrant Certificate, in which event a new Warrant Certificate representing the Warrants not then exercised will be issued to the holder.

The Warrants evidenced under this Warrant Certificate are exercisable on or before 5:00 p.m. (Toronto time) on December 21, 2023 (the "Expiry Time"). After the Expiry Time, Warrants evidenced hereby shall be deemed to be void and of no further force or effect.

This Warrant Certificate represents Warrants of the Company issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Warrant Indenture") dated as of December 21, 2020, between the Company and the Warrant Agent, as may be amended from time to time, which contains particulars of the rights of the holders of the Warrants and the Company and of the Warrant Agent in respect thereof and the terms and conditions upon which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder of this Warrant Certificate by acceptance hereof assents. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Warrant Indenture. A copy of the Warrant Indenture can be requested by contacting the Warrant Agent. In the event of any conflict between the provisions contained in this Warrant Certificate and the provisions of the Warrant Indenture, the provisions of the Warrant Indenture shall prevail.

Upon acceptance hereof, the holder hereof hereby expressly waives the right to receive any fractional Subordinate Voting Shares upon the exercise hereof in full or in part and further waives the right to receive any cash or other consideration in lieu thereof. The Warrants represented by this Warrant Certificate shall be deemed to have been surrendered, and payment by certified cheque, bank draft or money order shall be deemed to have been made only upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Warrant Agent at its office in the City of Calgary, Alberta.

Upon due exercise of the Warrants represented by this Warrant Certificate and payment of the Warrant Exercise Price, the Company shall cause to be issued to the person(s) in whose name(s) the Subordinate Voting Shares have been so subscribed for, the number of Subordinate Voting Shares to be issued to such person(s) (provided that if the Subordinate Voting Shares are to be issued to a person other than the registered holder of this Warrant Certificate, the holder's signature on the Exercise Form herein shall be guaranteed by a Schedule I Canadian chartered bank or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program), and the holder shall pay to the Company or the Warrant Agent all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing the Subordinate Voting Shares unless or until the holder shall have paid the Company or the Warrant Agent the amount of such tax (or shall have satisfied the Company that such tax has been paid or that no tax is due), and such person(s) shall become a holder in respect of such Subordinate Voting Shares with effect from the date of such exercise, and upon due surrender of this Warrant Certificate, the Transfer Agent shall issue a certificate(s) representing such Subordinate Voting Shares to be issued within five Business Days after the exercise of the Warrants (or portion thereof) represented hereby.

Neither the Warrants represented by this Warrant Certificate nor the Subordinate Voting Shares issuable upon exercise hereof have been or will be registered under the U.S. Securities Act or any state securities laws. The Warrants represented by this Warrant Certificate may not be exercised within the United States or by, or for the account or benefit of, a U.S. Person (as defined by Regulation S under the U.S. Securities Act) or a person within the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available and the Company, the Warrant Agent and the Company's transfer agent have received an opinion of Counsel of recognized standing or other evidence to such effect in form and substance reasonably satisfactory to the Company; provided, however, that a holder who is an Accredited Investor at the time of exercise of the Warrants and who purchased Units in a transaction exempt from registration under the U.S. Securities Act and applicable state securities laws as either a Qualified Institutional Buyer or an Accredited Investor will not be required to deliver an opinion of Counsel or such other evidence in connection with the exercise of Warrants that are part of those Units.

The holder acknowledges that the Warrants represented by this Warrant Certificate and the Subordinate Voting Shares issuable upon exercise hereof may be offered, sold or otherwise transferred only in compliance with all applicable securities laws.

No transfer of any Warrant will be valid unless entered on the register of transfers, upon surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant, duly endorsed by, or accompanied by a transfer form or other written instrument of transfer in form satisfactory to the Warrant Agent executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent. Subject to the provisions of the Warrant Indenture and upon compliance with the reasonable requirements of the Warrant Agent, Warrant Certificates may be exchanged for Warrants Certificates entitling the holder thereof to acquire an equal aggregate number of Subordinate Voting Shares subject to adjustment as provided for in the Warrant Indenture. The Company and the Warrant Agent may treat the registered holder of this Warrant Certificate for all purposes as the absolute owner hereof. The holding of the Warrants represented by this Warrant Certificate shall not constitute the holder hereof a holder of Subordinate Voting Shares nor entitle him to any right or interest in respect thereof except as herein and in the Warrant Indenture expressly provided.

The Warrant Indenture provides for adjustment in the number of Subordinate Voting Shares to be delivered upon exercise of the right of purchase hereby granted and to the Warrant Exercise Price in certain events therein set forth.

The Warrant Indenture contains provisions making binding upon all holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the Warrantholders entitled to acquire upon the exercise of the Warrants a specified percentage of the Subordinate Voting Shares.

The Warrants and the Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as Ontario contracts. Time shall be of the essence hereof and of the Warrant Indenture.

The Company may from time to time at any time prior to the Expiry Time purchase any of the Warrants by private agreement or otherwise.

This Warrant Certificate shall not be valid for any purpose until it has been certified by or on behalf of the Warrant Agent for the time being under the Warrant Indenture.

All dollar amounts herein are expressed in the lawful money of Canada.

(Signature page follows)

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of this            day of                                , 20     .

INDUS HOLDINGS, INC.
By:_____________________________
Authorized Signing Officer
Countersigned this day of , 20
ODYSSEY TRUST COMPANY
By:_____________________________
Authorized Signing Officer

EXERCISE FORM

TO:
INDUS HOLDINGS, INC.
c/o Odyssey Trust Company
Suite 1230, 300 5th Avenue SW
Calgary, Alberta
T2P 3C4

The undersigned holder of the within Warrants hereby irrevocably exercises the right of such holder to be issued and hereby subscribes for             Subordinate Voting Shares of Indus Holdings, Inc. (the "Company") at the Warrant Exercise Price referred to in the attached Warrant Certificate on the terms and conditions set forth in such certificate and the Warrant Indenture and encloses herewith a certified cheque, bank draft or money order payable at par in the City of Calgary, in the Province of Alberta to the order of the Company in payment in full of the subscription price of the Subordinate Voting Shares hereby subscribed for.

Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the warrant indenture between the Company and Odyssey Trust Company dated December 21, 2020.

(Please check the ONE box applicable):

☐ 1.
The undersigned certifies that it (i) is not in the United States and is not a "U.S. Person", within the meaning of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), (ii) is not exercising this Warrant for the account or benefit of any U.S. Person or person in the United States, (iii) did not execute or deliver this Exercise Form within the United States and (iv) has in all other aspects complied with the terms of Regulation S under the U.S. Securities Act.

☐ 2.
The undersigned certifies that (i) it is the original U.S. Purchaser, (ii) it purchased the Warrant directly from the Company pursuant to a duly executed qualified institutional buyer letter ("QIB Letter") for the purchase of Warrants; (iii) it is exercising the Warrant solely for its own account or for the account of the original beneficial purchaser, if any; (iv) each of it and any beneficial purchaser was on the date the Warrants were purchased from the Company, and is on the date of exercise of the Warrant, a "qualified institutional buyer" as defined under Rule 144A under the U.S. Securities Act; and (v) all the representations, warranties and covenants set forth in the QIB Letter (including any required certifications set forth therein) made by the undersigned for the purchase of Warrants from the Company continue to be true and correct as if duly executed as of the date hereof.

☐ 3.
The undersigned is delivering a written opinion of United States legal counsel or evidence satisfactory to the Company to the effect that the Warrant and the Subordinate Voting Shares to be delivered upon exercise hereof have been registered under the U.S. Securities Act or are exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws provided, however, that a holder who is an Accredited Investor at the time of exercise of the Warrants and who purchased Units in a transaction exempt from registration under the U.S. Securities Act and applicable state securities laws as either a Qualified Institutional Buyer or an Accredited Investor will not be required to deliver an opinion of counsel or such other evidence in connection with the exercise of Warrants that are part of those Units.

It is understood that the Company may require evidence to verify the foregoing representations.

The undersigned hereby directs that the said Subordinate Voting Shares be issued as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OFSUBORDINATE VOTING SHARES

Please print full name in which certificates representing the Subordinate Voting Shares are to be issued. If any Subordinate Voting Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Warrant Agent all eligible transfer taxes or other government charges, if any, and the Transfer Form must be duly executed.

Once completed and executed, this Exercise Form must be mailed or delivered to Odyssey Trust Company, c/o Corporate Trust.

DATED this                day of                         ,              .

) ) ) ) ) ) )

Witness		(Signature of Warrantholder, to be the same as appears on the face of this Warrant Certificate)

Name of Registered Warrantholder

[ ]
Please check this box if the securities are to be delivered at the office where these Warrants are surrendered, failing which the securities will be mailed.

NOTES:

1.
Certificates will not be registered or delivered to an address in the United States unless Box 2 or Box 3 above is checked.

2.
If Box 3 above is checked, holders are encouraged to contact the Company in advance to determine that the legal opinion or evidence tendered in connection with exercise will be satisfactory in form and substance to the Company.

TRANSFER FORM

TO:
INDUS HOLDINGS, INC.
c/o Odyssey Trust Company
Suite 1230, 300 5th Avenue SW
Calgary, Alberta
T2P 3C4

FOR VALUE RECEIVED, the undersigned transferor hereby sells, assigns and transfers unto

(Transferee)

(Address)

(Social Insurance Number)

___________________ of the Warrants registered in the name of the undersigned transferor represented by the Warrant Certificate.

THE UNDERSIGNED TRANSFEROR HEREBY CERTIFIES AND DECLARES that the Warrants are not being offered, sold or transferred to, or for the account or benefit of, a U.S. Person (as defined in Regulation S under the U.S. Securities Act of 1933, as amended) or a person within the United States unless registered under the U.S. Securities Act and any applicable state securities laws or in compliance with an exemption from registration under the U.S. Securities Act and any applicable state securities law.

DATED this                    day of                          ,             .

SPACE FOR GUARANTEES OF SIGNATURES (BELOW)	) ) ) )	__________________________________ Signature of Transferor
_________________________________ Guarantor's Signature/Stamp	) ) )	__________________________________ Name of Transferor

REASON FOR TRANSFER – For US Residents only (where the individual(s) or corporation receiving the securities is a US resident). Please select only one (see instructions below).

☐ Gift   ☐ Estate    ☐ Private Sale    ☐ Other (or no change in ownership)

Date of Event (Date of gift, death or sale):	Value per Warrant on the date of event:
☐ CAD OR ☐ USD

NOTES:

1.
The signature to this transfer must correspond with the name as recorded on the Warrants in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by a Schedule I Canadian chartered bank, or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program.

2.
Warrants shall only be transferable in accordance with the warrant indenture between Indus Holdings, Inc (the "Company"). and Odyssey Trust Company dated December 21, 2020 (the "Warrant Indenture"), applicable laws and the rules and policies of any applicable stock exchange. Without limiting the foregoing, if the Warrant Certificate bears a legend restricting the transfer of the Warrants except pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and applicable state securities laws, and if such Warrants are being sold in compliance with the requirements of Rule 904 of Regulation S, this Transfer Form must be accompanied by a properly completed and executed declaration for removal of legend in the form attached as Schedule "B" to the Warrant Indenture; provided further, that, if any of such Warrants are being sold pursuant to Rule 144, if available, under the U.S. Securities Act, the legend may be removed by delivery to the Company and the Company's transfer agent of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. All securityholders or a legally authorized representative must sign this form. The signature(s) on this form must be guaranteed in accordance with the transfer agent's then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

●
Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words "Medallion Guaranteed", with the correct prefix covering the face value of the certificate.

●
Canada: A Signature Guarantee obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust. The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed", sign and print their full name and alpha numeric signing number. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a "Signature & Authority to Sign Guarantee" Stamp affixed to the transfer (as opposed to a "Signature Guaranteed" Stamp) obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a Medallion Signature Guarantee with the correct prefix covering the face value of the certificate.

●
Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

OR

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by an authorized officer of Royal Bank of Canada, Scotia Bank or TD Canada Trust whose sample signature(s) are on file with the transfer agent, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: "SIGNATURE GUARANTEED", "MEDALLION GUARANTEED" OR "SIGNATURE & AUTHORITY TO SIGN GUARANTEE", all in accordance with the transfer agent's then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a "SIGNATURE & AUTHORITY TO SIGN GUARANTEE" Stamp affixed to the Form of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a "MEDALLION GUARANTEED" Stamp affixed to the Form of Transfer, with the correct prefix covering the face value of the certificate.

REASON FOR TRANSFER – FOR US RESIDENTS ONLY

Consistent with US IRS regulations, Odyssey Trust Company is required to request cost basis information from US securityholders. Please indicate the reason for requesting the transfer as well as the date of event relating to the reason. The event date is not the day in which the transfer is finalized, but rather the date of the event which led to the transfer request (i.e. date of gift, date of death of the securityholder, or the date the private sale took place).

SCHEDULE "B"

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:
INDUS HOLDINGS, INC.
c/o Odyssey Trust Company
Suite 1230, 300 5th Avenue SW
Calgary, Alberta
T2P 3C4

The undersigned (a) acknowledges that the sale of the securities of Indus Holdings, Inc. (the "Company") to which this declaration relates is being made in reliance on Rule 904 of Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and (b) certifies that (1) it is not an affiliate of the Company (as defined in Rule 405 under the U.S. Securities Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of the Canadian Securities Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities, and (6) the sale was not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated:	By:
Name:
Title: